                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 31, 1996
                                                 -------------------------------

                                  ABC Bancorp
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Georgia                    0-16181                 58-1456434
-------------------------------------------------------------------------------
      (State or other        (Commission File Number)      (IRS Employer
      jurisdiction of                                      Identification
      incorporation)                                           Number)


      310 First Street, S.E., Moultrie, Georgia                  31768
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:       (912) 890-1111
                                                   -----------------------------

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     ABC Bancorp, a Georgia corporation ("ABC"), and M & F Financial Corporation, a Georgia corporation ("M & F"), entered into an Agreement and Plan of Merger dated as of September 11, 1996 (the "Merger Agreement"), pursuant to which M & F was merged with and into ABC (the "Merger"). The Merger was consummated and became effective as of December 31, 1996 (the "Closing").

     Pursuant to the Merger Agreement, shares of M & F (the "M & F Shares") issued and outstanding immediately prior to the Merger were converted into the right to receive consideration of approximately $6.3 million paid to holders of the M & F Shares as of Closing in the form of an aggregate of 365,026 shares of Common Stock, par value $1.00, of ABC, plus cash in lieu of fractional shares.

     John C. Mosely, director and Assistant Treasurer of M & F and President and Chief Executive Officer of its wholly-owned bank subsidiary, Merchants & Farmers Bank, (the "Bank"), entered into an Employment Agreement with the Bank whereby Mr. Mosely will continue as President of the Bank, effective as of the Closing.

     The consideration for the Merger was determined as a result of negotiations between ABC and M & F and was approved by the boards of directors of ABC and M & F and by the shareholders of M & F. Prior to the Merger, neither ABC nor any of its affiliates, directors or officers, nor any associate of any such director or officer had any relationship with M & F.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     (a) Financial Statements of Business Acquired.  Included in this Report are
         -----------------------------------------
unaudited consolidated financial statements of ABC as of September 30, 1996, together with the notes thereto, as well as the audited financial statements of ABC as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     Included in this Report are unaudited consolidated financial statements of M & F as of September 30, 1996, together with the notes thereto, as well as the audited financial statements of M & F as of December 31, 1995 and the year then ended which have been audited by the independent accounting firm of Mauldin & Jenkins.

     (b) Pro Forma Financial Information.  The Unaudited Pro Forma Condensed
         -------------------------------
Consolidated Financial Data included in this Report give effect to the merger merger transaction described herein. M & F's information is combined with ABC using the pooling of interests method of accounting.

     The ABC historical amounts were derived from consolidated financial statements of ABC included herein. The historical amounts of M & F were derived from the consolidated financial statements of M & F included herein.

     The Unaudited Pro Forma Condensed Consolidated Financial Data do not purport to present the financial position of ABC had the merger transaction described herein actually been consummated on the dates indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial

Data are not necessarily indicative of the future results of operations of ABC and should be read in conjunction with the historical financial statements of M & F, including the notes thereto, included in this report.

     (c) Exhibits.  The following is a list of the Exhibits attached hereto or
         --------
incorporated herein by reference.

Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 10.13 to ABC's Registration on Form S-4 (Registration No. 333-14649), filed with the Commission on October 23, 1996).

Exhibit 10.1 Employment Agreement, John C. Mosely*

*  Contained as an exhibit to the Merger Agreement

                      DOCUMENTS INCORPORATED BY REFERENCE

     None.

                         INDEX TO FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Consolidated Financial Data:

 Introductory Note........................................................ PF-i
 ABC Bancorp and Subsidiaries Pro Forma Financial Statements to Reflect
  Acquisitions Consummated in 1996
  --Pro Forma Condensed Statements of Income.............................. PF-1
  --Notes to Pro Forma Condensed Financial Statements..................... PF-2
 ABC Bancorp and Subsidiaries Combined with M & F Financial Corporation
  --Pro Forma Condensed Balance Sheet..................................... PF-3
  --Pro Forma Condensed Statements of Income.............................. PF-4
  --Notes to Pro Forma Condensed Financial Statements..................... PF-6
 ABC Bancorp Historical Financial Data:
 Consolidated Financial Statements--September 30, 1996 and 1995
  (unaudited)
  --Consolidated Balance Sheets........................................... F-1
  --Consolidated Statements of Income..................................... F-2
  --Consolidated Statements of Cash Flows................................. F-3
  --Notes to Consolidated Financial Statements............................ F-4
 Consolidated Financial Statements
  --Independent Auditors' Report.......................................... F-7
  --Consolidated Balance Sheets--December 31, 1995 and 1994............... F-9
  --Consolidated Statements of Income--Years ended December 31, 1995, 1994 and 1993............................................................... F-10
  --Consolidated Statements of Stockholders' Equity--Years ended December
   31, 1995, 1994
   and 1993............................................................... F-12
  --Consolidated Statements of Cash Flows--Years ended December 31, 1995,
   1994 and 1993.......................................................... F-13
  --Notes to Consolidated Financial Statements............................ F-15
 M & F Financial Corporation Historical Financial Data:
  Consolidated Financial Statements--September 30, 1996 and 1995
   (unaudited)
  --Consolidated Balance Sheets........................................... F-40
  --Consolidated Statements of Income..................................... F-41
  --Consolidated Statements of Cash Flows................................. F-42
  --Notes to Consolidated Financial Statements............................ F-43
  Consolidated Financial Statements
  --Independent Auditors' Report.......................................... F-44
  --Consolidated Balance Sheets--December 31, 1995 and 1994............... F-45
  --Consolidated Statements of Income--Years ended December 31, 1995 and
   1994................................................................... F-46
  --Consolidated Statements of Stockholders' Equity--Years ended December
   31, 1995 and 1994...................................................... F-47
  --Consolidated Statements of Cash Flows--Years ended December 31, 1995 and 1994............................................................... F-49
  --Notes to Consolidated Financial Statements............................ F-51

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

  The Unaudited Pro Forma Condensed Consolidated Financial Data included herein give effect to the Merger. M & F's information is combined in this Proxy Statement/Prospectus. M & F information is combined with ABC using the pooling of interests method of accounting.

  The ABC historical amounts were derived from consolidated financial statements of ABC included herein. M & F historical amounts were derived from the consolidated financial statements of M & F included herein.

  The Unaudited Pro Forma Condensed Consolidated Financial Data do not purport to present the financial position of ABC had the Merger actually been consummated on the dates indicated. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Data are not necessarily indicative of the future results of operations of ABC and should be read in conjunction with the historical financial statements of ABC and M & F, including the notes thereto, included herein.

                         ABC BANCORP AND SUBSIDIARIES
                       PRO FORMA FINANCIAL STATEMENTS TO
                   REFLECT ACQUISITIONS CONSUMMATED IN 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

  A pro forma balance sheet is not required since ABC's consolidated balance sheet as of September 30, 1996 already reflects the acquisitions of Central Bankshares, Inc. ("Central"), First National Financial Corporation ("First National"), and Southland Bancorporation ("Southland"), all of which were consummated prior to September 30, 1996.

  The following unaudited pro forma condensed statements of income have been prepared to reflect the acquisition of Southland, which acquisition was accounted for as a purchase transaction, as if the acquisition had been consummated at the beginning of each period presented. The financial data included in the columns captioned "ABC and Subsidiaries Excluding Southland" and "ABC Historical" include the financial data for Central and First National, which acquisitions were accounted for as poolings of interests.

                                    NINE MONTHS ENDED SEPTEMBER 30, 1996
                                ----------------------------------------------
                                  ABC AND
                                SUBSIDIARIES                         PRO FORMA
                                 EXCLUDING   SOUTHLAND   PRO FORMA   COMBINED
                                 SOUTHLAND   HISTORICAL ADJUSTMENTS  (NOTE A)
                                ------------ ---------- -----------  ---------
Interest income................   $28,900      $7,579      $(242)(1)  $36,237
Interest expense...............    12,359       3,727         --       16,086
                                  -------      ------      -----      -------
Net interest income............    16,541       3,852       (242)      20,151
Provision for loan loss........       908         106         --        1,014
                                  -------      ------      -----      -------
Net interest income after pro-
 vision for loan losses........    15,633       3,746       (242)      19,137
Other income...................     3,789       1,010         --        4,799
Other expense..................    12,753       3,404        266 (2)   16,423
                                  -------      ------      -----      -------
Income from continuing opera-
 tions before income taxes.....     6,669       1,352       (508)       7,513
Income taxes...................     2,205         535        (82)(3)    2,658
                                  -------      ------      -----      -------
Income from continuing opera-
 tions (4).....................   $ 4,464      $  817      $(426)     $ 4,855
                                  =======      ======      =====      =======
Income per share from continu-
 ing operations................                                       $  0.96
                                                                      =======

                                         YEAR ENDED DECEMBER 31, 1995
                                  ---------------------------------------------
                                                                      PRO FORMA
                                     ABC     SOUTHLAND   PRO FORMA    COMBINED
                                  HISTORICAL HISTORICAL ADJUSTMENTS   (NOTE A)
                                  ---------- ---------- -----------   ---------
Interest income.................   $34,889     $9,033     $(323)(1)    $43,599
Interest expense................    14,525      4,775         --        19,300
                                   -------     ------     ------       -------
Net interest income.............    20,364      4,258       (323)       24,299
Provision for loan loss.........     1,173         72         --         1,245
                                   -------     ------     ------       -------
Net interest income after provi-
 sion for loan losses...........    19,191      4,186       (323)       23,054
Other income....................     4,395      1,582         --         5,977
Other expense...................    15,674      4,101        354 (2)    20,129
                                   -------     ------     ------       -------
Income from continuing opera-
 tions before income taxes......     7,912      1,667       (677)        8,902
Income taxes....................     2,460        643       (110)(3)     2,993
                                   -------     ------     ------       -------
Income from continuing opera-
 tions (4)......................   $ 5,452     $1,024     $ (567)      $ 5,909
                                   =======     ======     ======       =======
Income per share from continuing
 operations.....................                                       $  1.21
                                                                       =======

                         ABC BANCORP AND SUBSIDIARIES
  PRO FORMA FINANCIAL STATEMENTS TO REFLECT ACQUISITIONS CONSUMMATED IN 1996
               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

PRO FORMA ADJUSTMENTS:

(1) Loss of interest income on Federal funds sold used to fund the acquisition of Southland using an average interest rate of 5.5%.

(2) Amortization of excess cost of assets acquired over their fair value at date of acquisition using the straight-line method over a period of 15 years.

(3) Tax effect of pro forma adjustment for reduction in interest income using a tax rate of 34%.

(4) The amortization of excess cost resulting from the acquisition of Southland, accounted for as a purchase transaction, will have the effect of decreasing income by $354,000 in each of the following five years. No tax effect relating to the purchase adjustment will be recognized because the Company is acquiring the stock of Southland and will not be allowed a tax deduction for the amortization.

                         ABC BANCORP AND SUBSIDIARIES
                   COMBINED WITH M & F FINANCIAL CORPORATION
                       PRO FORMA CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

  The following unaudited pro forma condensed balance sheet as of September 30, 1996 has been prepared to reflect the acquisition by ABC of 100% of M & F after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The acquisition will be accounted for as a pooling of interests. These statements should be read in conjunction with the other financial statements and notes thereto included in this Proxy Statement.

                                                         PRO FORMA
                                                        ADJUSTMENTS
                                     ABC       M & F     (NOTES A     PRO FORMA
                                  HISTORICAL HISTORICAL   AND B)      COMBINED
                                  ---------- ---------- -----------   ---------
ASSETS
Cash and due from banks.........   $ 27,214   $ 2,701     $   --      $ 29,915
Federal funds sold..............      9,270        --         --         9,270
Investment securities...........     98,927    11,354         --       110,281
Loans, net......................    403,113    25,610         --       428,723
Premises and equipment..........     12,935     1,013         --        13,948
Investment in M & F.............                           3,513 (1)
                                         --               (3,513)(2)        --
Excess cost over fair value of
 assets acquired................      7,084       321         --         7,405
Other assets....................     18,100     1,122         --        19,222
                                   --------   -------     ------      --------
                                   $576,643   $42,121     $   --      $618,764
                                   ========   =======     ======      ========
LIABILITIES AND EQUITY
Deposits........................   $478,407   $33,623     $   --      $512,030
Other liabilities...............      5,151       285         --         5,436
Other borrowings................     36,220     3,650         --        39,870
Long-term debt..................      4,324     1,050         --         5,374
                                   --------   -------     ------      --------
  Total liabilities.............    524,102    38,608         --       562,710
                                   --------   -------     ------      --------
EQUITY
Common stock....................      5,249        --        319 (1)     5,568
Capital surplus.................     28,525        --      3,194 (1)    31,719
Retained earnings...............     21,011        --         --        21,011
Unrealized gains on securities
 available for sale, net of tax-
 es.............................       (689)       --         --          (689)
Treasury stock..................     (1,555)       --         --        (1,555)
Equity of M & F.................         --     3,513     (3,513)(2)        --
                                   --------   -------     ------      --------
  Total equity..................     52,541     3,513         --        56,054
                                   --------   -------     ------      --------
                                   $576,643   $42,121     $   --      $618,764
                                   ========   =======     ======      ========

                         ABC BANCORP AND SUBSIDIARIES
                   COMBINED WITH M & F FINANCIAL CORPORATION
                   PRO FORMA CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

  The following unaudited pro forma condensed statements of income have been prepared to reflect the acquisition by ABC of 100% of M & F after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The acquisition will be accounted for as a pooling of interests. These statements should be read in conjunction with the other financial statements and notes thereto included in this Proxy Statement.

                                 NINE MONTHS ENDED               NINE MONTHS ENDED
                                SEPTEMBER 30, 1996              SEPTEMBER 30, 1995
                          ------------------------------- -------------------------------
                                                PRO FORMA                       PRO FORMA
                             ABC       M & F    COMBINED     ABC       M & F    COMBINED
                          HISTORICAL HISTORICAL (NOTE A)  HISTORICAL HISTORICAL (NOTE A)
                          ---------- ---------- --------- ---------- ---------- ---------
Interest income.........   $36,237     $2,585    $38,822   $25,553     $2,491    $28,044
Interest expense........    16,086      1,314     17,400    10,603      1,257     11,860
                           -------     ------    -------   -------     ------    -------
Net interest income.....    20,151      1,271     21,422    14,950      1,234     16,184
Provision for loan
 loss...................     1,014         42      1,056       789         14        803
                           -------     ------    -------   -------     ------    -------
Net interest income af-
 ter provision for loan
 losses.................    19,137      1,229     20,366    14,161      1,220     15,381
Other income............     4,799        291      5,090     3,436        205      3,641
Other expense...........    16,423        946     17,369    11,700        917     12,617
                           -------     ------    -------   -------     ------    -------
Income from continuing
 operations before
 income taxes...........     7,513        574      8,087     5,897        508      6,405
Income taxes............     2,858        163      2,821     1,949        132      2,081
                           -------     ------    -------   -------     ------    -------
Income from continuing
 operations.............   $ 4,855     $  411    $ 5,266   $ 3,948     $  376    $ 4,324
                           =======     ======    =======   =======     ======    =======
Income per share from
 continuing operations..                         $  0.98                         $  0.90
                                                 =======                         =======

                          ABC BANCORP AND SUBSIDIARIES
                   COMBINED WITH M & F FINANCIAL CORPORATION
                    PRO FORMA CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                          YEAR ENDED DECEMBER 31, 1995    YEAR ENDED DECEMBER 31, 1994    YEAR ENDED DECEMBER 31, 1993
                         ------------------------------- ------------------------------- -------------------------------
                                               PRO FORMA                       PRO FORMA                       PRO FORMA
                            ABC       M & F    COMBINED     ABC       M & F    COMBINED     ABC       M & F    COMBINED
                         HISTORICAL HISTORICAL (NOTE A)  HISTORICAL HISTORICAL (NOTE A)  HISTORICAL HISTORICAL (NOTE A)
                         ---------- ---------- --------- ---------- ---------- --------- ---------- ---------- ---------
Interest income........   $43,599     $3,342    $46,941   $27,743     $2,805    $30,548   $25,325     $2,557    $27,882
Interest expense.......    19,300      1,700     21,000    10,514      1,268     11,782    10,116      1,151     11,267
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Net interest income....    24,299      1,642     25,941    17,229      1,537     18,766    15,209      1,406     16,615
Provision for loan
 loss..................     1,245         58      1,303       938         17        955     1,512         48      1,560
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Net interest income
 after provision for
 loan losses...........    23,054      1,584     24,638    16,291      1,520     17,811    13,697      1,358     15,055
Other income...........     5,977        278      6,255     4,047        226      4,273     3,767        244      4,011
Other expense..........    20,129      1,246     21,375    14,762      1,188     15,930    13,634      1,100     14,734
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Income from continuing
 operations before
 income taxes and
 cumulative effect.....     8,902        616      9,518     5,576        578      6,154     3,830        502      4,332
Income taxes...........     2,993        151      3,144     1,703        134      1,837       979        128      1,107
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Income before minority
 interest in net income
 of subsidiary and
 cumulative effect of
 accounting change.....     5,909        485      6,374     3,873        444      4,317     2,851        374      3,225
Minority interest in
 net income of
 subsidiary                    --         --         --        --         --         --        --         76         76
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Income from continuing
 operations before
 cumulative effect.....     5,909        465      6,374     3,873        444      4,317     2,851        298      3,149
Cumulative effect of
 accounting change.....        --         --         --        --         --         --       346         --        346
                          -------     ------    -------   -------     ------    -------   -------     ------    -------
Income from continuing
 operations............   $ 5,909     $  465    $ 6,374   $ 3,873     $  444    $ 4,317   $ 3,197     $  298    $ 3,495
                          =======     ======    =======   =======     ======    =======   =======     ======    =======
Income per share from
 continuing
 operations............                         $  1.23                         $  0.99                         $  0.89
                                                =======                         =======                         =======

                         ABC BANCORP AND SUBSIDIARIES
                   COMBINED WITH M & F FINANCIAL CORPORATION
               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

A. The pro forma condensed balance sheet has been prepared assuming the transaction was consummated on September 30, 1996. The pro forma statements of income have been prepared assuming the transaction was consummated at the beginning of each period presented.

B. The following pro forma adjustments have been applied to give effect to the proposed transaction:

  BALANCE SHEET:

  (1) Issue of 319,203 shares of ABC common stock, $1 par value, in exchange for 100% of the equity of M & F.

  (2) Elimination of investment in M & F.

  STATEMENTS OF INCOME:

  (3) Pro forma income per common share is based on the average number of shares that would have been outstanding during the respective periods.

                          ABC BANCORP AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                   SEPTEMBER 30, DECEMBER 31,
                                                       1996          1995
                                                   ------------- ------------
ASSETS
Cash and due from banks                              $ 27,214      $ 28,351
Federal funds sold                                      9,270        47,485
Securities available for sale, at fair value           73,243        58,718
Securities held for investment, at cost                25,684        13,271
Loans                                                 409,802       281,031
Less allowance for loan losses                          6,689         5,184
                                                     --------      --------
    Loans, net                                        403,113       275,847
                                                     --------      --------
Premises and equipment, net                            12,935         9,529
Other assets                                           25,184        13,108
                                                     --------      --------
                                                     $576,643      $446,309
                                                     ========      ========
Liabilities and Stockholders' Equity
Deposits:
 Noninterest-bearing demand                          $ 64,001      $ 69,661
 interest-bearing demand                               93,403        90,495
 Savings                                               38,076        27,468
 Time, $100,000 and over                               68,427        52,029
 Other time                                           214,500       154,304
                                                     --------      --------
    Total deposits                                    478,407       393,957
Notes payable                                           4,324           --
Securities sold under repurchase agreements               701         1,887
Other short term borrowings                            35,519         2,600
Other liabilities                                       5,151         4,236
                                                     --------      --------
    Total liabilities                                 524,102       402,680
                                                     --------      --------
STOCKHOLDERS' EQUITY
 Common stock, par value $1; 15,000,000 shares au-
  thorized 5,249,419 and 4,703,919 shares issued,
  respectively                                          5,249         4,704
 Surplus                                               28,525        23,234
 Retained earnings                                     21,011        17,048
 Unrealized gain (losses) on securities available
  for sale, net of taxes                                 (689)          198
                                                     --------      --------
                                                       54,096        45,184
 Less cost of 217,882 shares acquired for the
  treasury                                             (1,555)       (1,555)
                                                     --------      --------
    Total stockholders' equity                         52,541        43,629
                                                     --------      --------
                                                     $576,643      $446,309
                                                     ========      ========

See Notes to Consolidated Financial Statements.

                          ABC BANCORP AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                                           1996       1995
                                                         ---------  ---------
INTEREST INCOME
 Interest and fees on loans                                $26,975    $21,616
 Interest on taxable securities                              3,429      2,630
 Interest on nontaxable securities                             477        395
 Interest on Federal funds sold                                801        912
                                                         ---------  ---------
                                                            31,682     25,553
                                                         ---------  ---------
INTEREST EXPENSE
 Interest on deposits                                       13,083     10,330
 Interest on securities sold under repurchase agreements
  and other borrowings                                         697        273
                                                         ---------  ---------
                                                            13,780     10,603
                                                         ---------  ---------
  Net interest income                                       17,902     14,950
PROVISION FOR LOAN LOSSES                                      985        789
                                                         ---------  ---------
  Net interst income after provision for loan losses        16,917     14,161
                                                         ---------  ---------
OTHER INCOME
 Service charges on deposit accounts                         3,084      2,552
 Other service charges, commissions and fees                   883        484
 Security transactions, net                                    (12)       --
 Other                                                         277        400
                                                         ---------  ---------
                                                             4,232      3,436
                                                         ---------  ---------
OTHER EXPENSES
 Salaries and employee benefits                              7,347      5,968
 Equipment expense                                           1,196        898
 Occupancy expense                                             868      1,020
 Other operating expenses                                    4,502      3,814
                                                         ---------  ---------
                                                            13,913     11,700
                                                         ---------  ---------
  Income before income taxes                                 7,236      5,897
APPLICABLE INCOME TAXES                                      2,429      1,949
                                                         ---------  ---------
  Net income                                             $   4,807  $   3,948
                                                         =========  =========
Income per common share                                  $    1.01  $    0.89
                                                         =========  =========
Average shares outstanding                               4,778,543  4,453,410
                                                         =========  =========

See Notes to Consolidated Financial Statements

                          ABC BANCORP AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                                              1996     1995
                                                             -------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                  $ 4,807  $ 3,948
                                                             -------  -------
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation                                                   889      852
  Amortization of intangible assets                              872      225
  Provision for loan losses                                      985      789
  Other prepaids, deferrals and accruals, net                 (4,807)  (2,404)
                                                             -------  -------
    Total adjustments                                         (2,061)    (538)
                                                             -------  -------
    Net cash provided by operating activities                  2,746    3,410
                                                             -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds from maturities of investment securities            23,499   15,896
 Purchase of investment securities                           (28,336) (16,366)
 Proceeds from sales of securities available for sale          1,600    1,499
 Decrease in Federal funds sold                               38,215    1,353
 Net increase in loans                                       (48,310) (32,138)
 Net cash paid for purchased subsidiary                       (3,888)     --
 Purchase of premises and equipment                           (1,441)    (570)
                                                             -------  -------
    Net cash used in investing activities                    (18,661) (30,326)
                                                             -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
 Net increase (decrease) in deposits                          (7,046)  20,519
 Net decrease in repurchase agreements                        (1,186)    (597)
 Proceeds from short-term borrowings                          21,119    5,774
 Proceeds from long-term debt                                  4,000      --
 Repayment of long-term debt                                  (1,096)     --
 Dividends paid                                               (1,179)    (947)
 Purchase of fractional shares                                    (6)      (3)
 Proceeds from exercise of stock options of pooled
  subsidiary                                                     172       75
                                                             -------  -------
    Net cash provided by financing activities                 14,778   24,821
                                                             -------  -------
 Net decrease in cash and due from banks                      (1,137)  (2,095)
 Cash and due from banks at beginning of period               28,351   23,093
                                                             -------  -------
 Cash and due from banks at end of period                    $27,214  $20,998
                                                             =======  =======

See Notes to Consolidated Financial Statements.

                         ABC BANCORP AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 1. METHOD OF PRESENTATION

  The accompanying unaudited consolidated financial statements, which are for interim periods, do not include all disclosures provided in the annual consolidated financial statements. These financial statements and the notes thereto should be read in conjunction with the annual financial statements and the notes thereto for the years ended December 31, 1995 and 1994 included elsewhere in this Proxy Statement/Prospectus.

  All material intercompany balances and transactions have been eliminated.

  In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments (which are of a normal recurring nature) necessary for a fair presentation of the financial statements. The results of operations for the nine months ended September 30, 1996 are not necessarily indicative of the results to be expected for the full year.

NOTE 2. RECENT ACQUISITIONS

  On June 21, 1996, the Company acquired all of the outstanding common stock of Southland Bancorporation ("Southland") in exchange for 402,271 shares of the Company's common stock and $5,880,392 in cash. The excess of purchase price over net book value of assets acquired amounted to $5,310,222. The fair value of assets acquired was deemed to approximate their recorded value; therefore, the excess cost will be accounted for as goodwill and amortized over a period of 15 years. Immediately following the merger, Southland was liquidated and its wholly-owned subsidiary, Southland Bank, became a wholly-owned subsidiary of the Company.

  The acquisition has been accounted for as a purchase transaction and, accordingly, the operations of Southland Bank will be included in the consolidated financial statements of the Company only from June 21, 1996, the date of acquisition. Had the acquisition of Southland Bank occurred on January 1, 1995, pro forma unaudited consolidated results of operations (after restatement for the poolings of interest described below) for the nine months ended September 30, 1996 and 1995 would have been as follows:

                           NINE MONTHS
                              ENDED
                          SEPTEMBER 30,
                         ---------------
                          1996    1995
                         ------- -------
                           (DOLLARS IN
                           THOUSANDS,
                           EXCEPT PER
                           SHARE DATA)
   Net interest income   $20,151 $18,510
   Other income            4,799   4,664
   Net income              4,855   4,689
   Net income per share     0.96    0.97

  On July 31, 1996, the Company acquired all of the outstanding common stock of Central Bankshares, Inc. ("Central") in exchange for 524,300 shares of the Company's common stock and a nominal amount of cash in lieu of fractional shares. Immediately following the merger, Central was liquidated and its wholly-owned subsidiary, Central Bank & Trust, became a wholly-owned subsidiary of the Company. On August 31, 1996, the Company acquired all of the outstanding common stock of First National Financial Corporation ("First National") in exchange for 725,774 shares of the Company's common stock and a nominal amount of cash in lieu of fractional shares. Immediately following the merger, First National was liquidated and its wholly-owned subsidiary, First National Bank of South Georgia, became a wholly-owned subsidiary of the Company.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 2.  RECENT ACQUISITIONS (CONTINUED)

         The acquisitions of Central and First National have been accounted for as poolings of interests and, accordingly, all prior financial statements have been restated to include the accounts and operations of the pooled companies. Net interest income and net income of the separate companies for periods preceding the mergers are summarized as follows:

                                                       NINE MONTHS ENDED
                                                          SEPTEMBER 30,
                                                   ------------------------
                                                      1996          1995
                                                   ----------    ----------
                                                    (DOLLARS IN THOUSANDS)
                                                   ------------------------

                   Net interest income:
                      ABC                          $   14,361    $   11,758
                      Central                           1,801         1,554
                      First National                    1,740         1,638
                                                   ----------    ----------
                      Combined                     $   17,902    $   14,950
                                                   ==========    ==========

                   Net income:
                      ABC                          $    3,704    $    3,184
                      Central                             518           308
                      First National                      585           456
                                                   ----------    ----------
                      Combined                     $    4,807    $    3,948
                                                   ==========    ==========

NOTE 3.  PENDING MERGER

         The Company has entered into a definitive merger agreement with M & F Financial Corporation, Donalsonville, Georgia whereby it would acquire all of the outstanding common stock of M & F Financial Corporation in exchange for the Company's common stock. The total merger consideration will approximate $6 million. Total assets of M & F at September 30, 1996 were approximately $42 million. The merger is subject to approval by M & F Financial Corporation shareholders and certain regulatory authorities and the registration of the Company's common stock to be issued in connection with the merger. As a result of the merger, Merchants and Farmers Bank, a wholly-owned subsidiary of M & F Financial Corporation, will become a wholly-owned subsidiary of the Company. The merger will be accounted for as a pooling of interests.

                         INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------

To the Board of Directors
ABC Bancorp
Moultrie, Georgia

     We have audited the accompanying consolidated balance sheets of ABC Bancorp and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of First National Financial Corporation, which statements reflect total assets of $53.7 million and $46.5 million as of December 31, 1995 and 1994, respectively, and total revenue of $4.6 million, $3.5 million and $2.8 million for the three years in the period ended December 31, 1995. These statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for First National Financial Corporation, is based solely on the report of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based upon our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ABC Bancorp and Subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

================================================================================

     As discussed in Note 1 to the consolidated financial statements, effective January 1, 1993, the Company changed its method of accounting for income taxes.



/s/ Mauldin & Jenkins LLC
------------------------------------------
Albany, Georgia
January 24, 1996, except for Note 2 as to
  which the date is August 31, 1996

                         ABC BANCORP AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 1995 AND 1994
                            (Dollars in Thousands)
--------------------------------------------------------------------------------


Assets                                                                                  1995                    1994
------                                                                            ---------------         ------------

Cash and due from banks                                                           $        28,351         $     22,688
Federal funds sold                                                                         47,485               24,052
Securities available for sale, at fair value (Note 3)                                      58,718               18,562
Securities held to maturity, at cost (fair value $13,449
  and $47,350) (Note 3)                                                                    13,271               49,209

Loans (Note 4)                                                                            281,031              250,180
Less allowance for loan losses                                                              5,184                4,525
                                                                                   --------------        -------------
         Loans, net                                                                       275,847              245,655
                                                                                   --------------        -------------
Premises and equipment, net (Note 5)                                                        9,529                9,929
Other assets                                                                               13,108               12,105
                                                                                   --------------        -------------
                                                                                   $      446,309        $     382,200
                                                                                   ==============        =============

Liabilities and Stockholders' Equity
------------------------------------

Deposits
  Noninterest-bearing demand                                                       $       69,661        $      57,903
  Interest-bearing demand                                                                  90,495               81,325
  Savings                                                                                  27,468               29,743
  Time, $100,000 and over                                                                  52,029               36,008
  Other time                                                                              154,304              132,237
                                                                                   --------------        -------------
         Total deposits                                                                   393,957              337,216
Securities sold under repurchase agreements                                                 1,887                2,338
Other short-term borrowings                                                                 2,600                    -
Other liabilities                                                                           4,236                4,085
                                                                                   --------------        -------------
         Total liabilities                                                                402,680              343,639
                                                                                   --------------        -------------
Commitments and contingent liabilities (Note 9)

Stockholders' equity (Note 11)
  Common stock, par value $1; 10,000,000 shares authorized,
    4,703,919 and 3,794,794 shares issued, respectively                                     4,704                3,795
  Capital surplus                                                                          23,234               24,061
  Retained earnings                                                                        17,048               12,881
  Unrealized gains (losses) on securities available for sale, net of taxes                    198                 (496)
                                                                                    -------------        -------------
                                                                                           45,184               40,241
  Less cost of shares acquired for the treasury,
    217,882 and 183,412 shares, respectively                                               (1,555)              (1,680)
                                                                                    -------------        -------------
         Total stockholders' equity                                                        43,629               38,561
                                                                                    -------------        -------------
                                                                                    $     446,309        $     382,200
                                                                                    =============        =============

See Notes to Consolidated Financial Statements.

                         ABC BANCORP AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                            (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                    1995      1994      1993
                                                 --------  --------  --------
Interest Income
  Interest and fees on loans                     $ 29,439  $ 23,234  $ 20,875
  Interest on taxable securities                    3,496     2,971     2,806
  Interest on nontaxable securities                   551       610       597
  Interest on deposits in other banks                   4        67       120
  Interest on Federal funds sold                    1,399       861       927
                                                 --------  --------  --------
                                                   34,889    27,743    25,325

Interest expense
  Interest on deposits                             14,160    10,277     9,857
  Interest on securities sold under
   repurchase agreements                               77        68        18
  Interest on other borrowings                        288       169       241
                                                 --------  --------  --------
                                                   14,525    10,514    10,116
                                                 --------  --------  --------

         Net interest income                       20,364    17,229    15,209
Provision for loan losses (Note 4)                  1,173       938     1,512
                                                 --------  --------  --------
         Net interest income after provision
          for loan losses                          19,191    16,291    13,697
                                                 --------  --------  --------

Other income
  Service charges on deposit accounts               3,449     3,228     3,069
  Other service charges, commissions and fees         402       316       344
  Net realized gains (losses) on sales of
   securities available for sale                      (20)        2        -
  Other                                               564       501       354
                                                 --------  --------  --------
                                                    4,395     4,047     3,767
                                                 --------  --------  --------

Other expenses
  Salaries and employee benefits (Note 6)           7,898     7,256     6,608
  Equipment expense                                 1,401     1,393       995
  Occupancy expense                                   945       853     1,030
  Amortization of intangible assets                   289       289       300
  Data processing fees                                478       557       444
  Directors fees                                      383       358       345
  FDIC premiums                                       440       727       705
  Other operating expenses (Note 7)                 3,840     3,329     3,207
                                                 --------  --------  --------
                                                   15,674    14,762    13,634
                                                 --------  --------  --------

                         ABC BANCORP AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                            (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                                      1995                 1994                 1993
                                                               -----------------    -----------------    -----------------
           Income before income taxes and cumulative
             effect of accounting change                       $           7,912    $           5,576    $           3,830

Applicable income taxes (Note 8)                                           2,460                1,703                  979
                                                               -----------------    -----------------    -----------------
           Income before cumulative effect of
             accounting change                                             5,452                3,873                2,851

Cumulative effect of change in method of accounting
 for income taxes                                                             -                    -                   346

                                                               -----------------    -----------------    -----------------

           Net income                                          $           5,452    $           3,873    $           3,197
                                                               =================    =================    =================

Income per common share:
  Income before cumulative effect of accounting change         $            1.22    $            0.96    $            0.79
  Cumulative effect of accounting change                                      -                    -                  0.09
                                                               -----------------    -----------------    -----------------
           Net income (Note 1)                                 $            1.22    $            0.96    $            0.88
                                                               =================    =================    =================


See Notes to Consolidated Financial Statements.

                         ABC BANCORP AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                            (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                                                       Common Stock                      Capital
                                                                             ---------------------------------
                                                                                Shares            Par Value              Surplus
                                                                             ------------      ---------------      ----------------

Balance, December 31, 1992                                                      3,055,918      $         3,056      $       16,534
  Net income                                                                           -                    -                   -
  Cash dividends paid, $.29 per share                                                  -                    -                   -
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                     (4,457)                  (4)                (26)
  Purchase of 143,024 shares of treasury stock                                         -                    -                   -
                                                                             ------------      ---------------      ----------------
Balance, December 31, 1993                                                      3,051,461                3,052               16,508
  Net income                                                                           -                    -                    -
  Cash dividends declared, $.29 per share                                              -                    -                    -
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                     (4,167)                  (4)                 (24)
  Proceeds from sale of stock, net of stock offering expense                      747,500                  747                7,577
  Net change in unrealized losses on securities available
    for sale, net of taxes                                                             -                    -                    -
                                                                             ------------      ---------------      ----------------
Balance, December 31, 1994                                                      3,794,794                3,795               24,061
  Net income                                                                           -                    -                    -
  Cash dividends declared, $.35 per share                                              -                    -                    -
  Cash dividends paid by pooled subsidiary                                             -                    -                    -
  Exercise of options by shareholders of pooled subsidiary                         10,038                   10                   75
  Four-for-three common stock split                                               899,087                  899                 (899)
  Purchase of fractional shares                                                        -                    -                    (3)
  Stock issued under stock option purchase plan
  Net change in unrealized gains on securities available for sale,
    net of taxes                                                                       -                    -                    -
                                                                             ------------      ---------------      ----------------
Balance, December 31, 1995                                                      4,703,919      $         4,704      $        23,234
                                                                             ============      ===============      ================


See Notes to Consolidated Financial Statements.

                                    F-12(a)

--------------------------------------------------------------------------------

                                                                                               Unrealized
                                                                                             Gains (Losses)
                                                                                              on Securities
                                                                                                Available
                                                                            Retained            for Sale,
                                                                            Earnings           Net of Taxes
                                                                         --------------      -----------------
Balance, December 31, 1992                                               $        7,367      $             -
  Net income                                                                      3,197                    -
  Cash dividends paid, $.29 per share                                              (672)                   -
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                       -                     -
  Purchase of 143,024 shares of treasury stock                                       -                     -
                                                                         --------------      -----------------
Balance, December 31, 1993                                                        9,892                    -
  Net income                                                                      3,873                    -
  Cash dividends declared, $.29 per share                                          (884)                   -
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                       -                     -

  Proceeds from sale of stock, net of stock offering expense                         -                     -
  Net change in unrealized losses on securities available
    for sale, net of taxes                                                           -                    (496)
                                                                         --------------      -----------------

Balance, December 31, 1994                                                       12,881                   (496)
  Net income                                                                      5,452                     -
  Cash dividends declared, $.35 per share                                        (1,176)                    -
  Cash dividends paid by pooled subsidiary                                         (109)                    -
  Exercise of options by shareholders of pooled subsidiary                           -                      -
  Four-for-three common stock split                                                  -                      -

  Purchase of fractional shares                                                      -                      -

  Stock issued under stock option purchase plan
  Net change in unrealized gains on securities available
    for sale, net of taxes                                                           -                     694
                                                                         --------------      -----------------
Balance, December 31, 1995                                               $       17,048      $             198
                                                                         ==============      =================

                                    F-12(b)

                                                                                     Treasury Stock
                                                                          -----------------------------------
                                                                             Shares                  Cost
                                                                          -------------       ---------------
Balance, December 31, 1992                                                       40,388       $          (268)
  Net income                                                                         -                     -
  Cash dividends paid, $.29 per share                                                -                     -
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                       -                     -
  Purchase of 143,024 shares of treasury stock                                  143,024                (1,412)
                                                                          -------------       ---------------
                                                                                183,412                (1,680)
Balance, December 31, 1993                                                           -                     -
  Net income                                                                         -                     -
  Cash dividends declared, $.29 per share
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                       -                     -

  Proceeds from sale of stock, net of stock offering expense                         -                     -
  Net change in unrealized losses on securities available
    for sale, net of taxes                                                           -                     -
                                                                          -------------       ---------------

Balance, December 31, 1994                                                      183,412                (1,680)
  Net income                                                                         -                     -
  Cash dividends declared, $.35 per share                                            -                     -
  Cash dividends paid by pooled subsidiary                                           -                     -
  Exercise of options by shareholders of pooled subsidiary                           -                     -
  Four-for-three common stock split                                              61,137                    -

  Purchase of fractional shares                                                      -                     -

  Stock issued under stock option purchase plan                                 (26,667)                  125
    Net change in unrealized gains on securities available
    for sale, net of taxes                                                           -                     -
                                                                          -------------       ---------------
Balance, December 31, 1995                                                      217,882       $        (1,555)
                                                                          =============       ===============

                                    F-12(c)

                                                                                Total
                                                                            ---------------
Balance, December 31, 1992                                                  $        26,689
  Net income                                                                          3,197
  Cash dividends paid, $.29 per share                                                  (672)
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                          (30)
  Purchase of 143,024 shares of treasury stock                                       (1,412)
                                                                            ---------------
Balance, December 31, 1993                                                           27,772
  Net income                                                                          3,873
  Cash dividends declared, $.29 per share                                              (884)
  Purchase and simultaneous retirement of common
    stock of pooled subsidiary                                                          (28)

  Proceeds from sale of stock, net of stock offering expense                          8,324
  Net change in unrealized losses on securities available
    for sale, net of taxes                                                             (496)
                                                                            ---------------

Balance, December 31, 1994                                                           38,561
  Net income                                                                          5,452
  Cash dividends declared, $.35 per share                                            (1,176)
  Cash dividends paid by pooled subsidiary                                             (109)
  Exercise of options by shareholders of pooled subsidiary                               85
  Four-for-three common stock split                                                      -

  Purchase of fractional shares                                                          (3)

  Stock issued under stock option purchase plan                                         125
  Net change in unrealized gains on securities available
    for sale, net of taxes                                                              694
                                                                            ---------------
Balance, December 31, 1995                                                  $        43,629
                                                                            ===============


                                      F-12(d)

                         ABC BANCORP AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                            (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                                       1995           1994        1993
                                                                    ----------     ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                                         $    5,452     $   3,873   $   3,197
                                                                    ----------     ---------   ---------
 Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization                                         1,287         1,212       1,048
   Amortization of intangible assets                                       268           268         279
   Provision for loan losses                                             1,173           938       1,512
   Provision for deferred taxes                                           (213)           29        (171)
   Net realized (gains) losses on securities availabe for sale              20            (2)         -
   Write-downs of other real estate owned                                   -             53          -
   (Increase) decrease in interest receivable                             (970)         (886)         66
   Increase (decrease) in interest payable                                 399           189        (117)
   Increase in taxes payable                                                74           108         169
   Other prepaids, deferrals and accruals, net                            (698)         (575)       (687)
                                                                     ---------     ---------     -------
         Total adjustments                                               1,340         1,334       2,099
                                                                     ---------     ---------     -------
         Net cash provided by operating activities                       6,792         5,207       5,296
                                                                     ---------     ---------     -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Decrease in interest-bearing deposits in banks                            -          1,257         200
  Purchases of securities available for sale                           (30,541)       (9,822)         -
  Purchases of securities held to maturity                              (1,654)      (11,065)    (33,515)
  Proceeds from maturities of securities available for sale              7,516         1,250          -
  Proceeds from maturities of securities held to maturity               16,597        12,136      17,483
  Proceeds from sales of securities available for sale                   4,637         3,303          -
  (Increase) decrease in Federal funds sold                            (23,433)       12,695       8,590
  Increase in loans, net                                               (31,365)      (37,928)    (17,812)
  Purchase of premises and equipment                                      (821)       (2,443)       (819)
  Proceeds from the sale of premises and equipment                          24            22          26
                                                                     ---------     ---------     -------
        Net cash used in investing activities                          (59,040)      (30,595)    (25,847)
                                                                     ---------     ---------     -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in deposits                                                  56,741        25,675      13,237
  Increase (decrease) in repurchase agreements                            (451)         (842)      3,117
  Proceeds from other borrowings                                         2,600            -        1,474
  Repayment of long-term debt                                               -         (4,739)        (15)
  Dividends paid                                                        (1,186)         (645)       (672)
  Proceeds from stock offering, net                                         -          8,324          -
  Proceeds from sale of stock of pooled subsidiary                          85            -           -
  Proceeds from exercise of stock options                                  125            -           -
  Purchase of fractional shares                                             (3)           -           -
  Purchase of shares of stock for the treasury                              -             -       (1,412)
  Purchase of treasury stock of pooled subsidiary                           -            (28)        (30)
                                                                     ---------      --------     -------
         Net cash provided by financing activities                      57,911        27,745      15,699
                                                                     ---------      --------     -------

                         ABC BANCORP AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                            (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                          1995        1994        1993
                                                        --------    --------    --------
Net increase (decrease) in cash and due from banks      $  5,663    $  2,357    $ (4,852)

Cash and due from banks at beginning of year              22,688      20,331      25,183
                                                        --------    --------    --------

Cash and due from banks at end of year                  $ 28,351    $ 22,688    $ 20,331
                                                        ========    ========    ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION
 Cash paid during the year for:
  Interest                                              $ 14,126    $ 10,325    $ 10,233

  Income taxes                                          $  2,599    $  1,566    $    635

NONCASH TRANSACTIONS
 Net change in unrealized gains (losses)
  on securities available for sale                      $  1,048    $   (738)   $     -

 Property transferred from premises and equipment
  to other real estate owned                            $     -     $    103    $     -

 Dividends declared                                     $    338    $    239    $     -

See Notes to Consolidated Financial Statements.

                         ABC BANCORP AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Basis of Financial Statement Presentation

                      ABC Bancorp (the "Company") is a multi-bank holding company whose business is presently conducted by its subsidiary banks (the "Banks"). Through its Banks, the Company operates a full service banking business and offers a broad range of retail and commercial banking services to its customers located in a market area which includes South Georgia and Southeast Alabama. The Company and the Banks are subject to the regulations of certain Federal and state agencies and are periodically examined by those regulatory agencies.

                      The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ from those estimates.

                      The Company's consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and accounts have been eliminated in consolidation. Results of operations of purchased banks are included from the dates of acquisition. Following the purchase method of accounting, the assets and liabilities of purchased banks are stated at estimated fair values at the date of acquisition.

                      The principles which significantly affect the determination of financial position, results of operations and cash flows are summarized below.

                  Cash and Cash Equivalents

                      For purposes of reporting cash flows, cash and due from banks includes cash on hand and amounts due from banks (including cash items in process of clearing). Cash flows from loans originated by the Banks, deposits, interest-bearing deposits and Federal funds purchased and sold are reported net.

                      The Company maintains amounts due from banks which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Securities Available for Sale

                    Securities classified as available for sale are those debt securities that the Company intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Company's assets and liabilities, liquidity needs, regulatory capital considerations and other similar factors. Securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in stockholders' equity, net of the related deferred tax effect. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

                  Securities Held to Maturity

                    Securities classified as held to maturity are those debt securities the Company has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. These securities are carried at cost adjusted for amortization of premium and accretion of discount, computed by the interest method over their contractual lives. The sale of a security within three months of its maturity date or after collection of at least 85 percent of the principal outstanding at the time the security was acquired is considered a maturity for purposes of classification and disclosure.

                  A decline in the fair value below cost of any available for sale or held to maturity security that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Loans and Interest Income

                    Loans are stated at principal amounts outstanding less unearned income and the allowance for loan losses. Interest income on loans is credited to income based on the principal amount outstanding at the respective rate of interest except for add-on interest on certain instalment loans for which interest is recognized on the sum-of-the-months method.

                    Accrual of interest income is discontinued on loans when, in the opinion of management, collection of such interest income becomes doubtful. When a loan is placed on nonaccrual status, all interest previously accrued but not collected is reversed against current interest income. Accrual of interest on such loans is resumed when, in management's judgment, the collection of interest and principal becomes probable.

                    Fees on loans and costs incurred in origination of loans are recognized at the time the loan is placed on the books. Because loan fees are not significant and the majority of loans have maturities of one year or less, the results on operations are not materially different than the results which would be obtained by accounting for loan fees and costs in accordance with generally accepted accounting principles.

                    The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans that may become uncollectible, based on evaluation of the collectibility of loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans and current economic conditions that may affect the borrower's ability to pay. Certain estimates are susceptible to change in the near term. Such estimates include the creditworthiness of significant borrowers and the collateral value of delinquent loans. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Company's allowance for loan losses, and may require the Company to record additions to the allowance based on their judgment about information available to them at the time of their examinations.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Loans and Interest Income (Continued)

                    Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement. Accrual of interest on an impaired loan is discontinued when management believes, after considering collection efforts and other factors, that the borrower's financial condition is such that collection of interest is doubtful. Cash collections on impaired loans are credited to the loans receivable balance, and no interest income is recognized on those loans until the principal balance has been collected.

                  Premises and Equipment

                    Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally by the straight-line method over the following estimated useful lives:

                                                                        Years
                                                                     -----------
                          Buildings and improvements                    15-40
                          Furniture and equipment                        5-7

                  Other Real Estate Owned

                    Other real estate owned (OREO) represents properties acquired through foreclosure or other proceedings. OREO is held for sale and is recorded at the lower of the recorded amount of the loan or fair value of the properties less estimated costs of disposal. Any write-down to fair value at the time of transfer to OREO is charged to the allowance for loan losses. Property is evaluated regularly to ensure the recorded amount is supported by its current fair value and valuation allowances to reduce the carrying amount to fair value less estimated costs to dispose are recorded as necessary. Subsequent decreases in fair value and increases in fair value, up to the value established at foreclosure, are recognized as charges or credits to noninterest expense. OREO is reported net of allowance for losses in the Company's financial statements.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Intangible Assets

                      Intangible assets, arising from excess of purchase price over net assets acquired of purchased banks, are being amortized on the straight-line method over various periods not exceeding 25 years.

                  Income Taxes

                      The Company and its subsidiaries file a consolidated income tax return. Each subsidiary provides for income taxes based on its contribution to income taxes (benefits) of the consolidated group.

                      As of January 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS No. 109 requires a balance sheet approach to accounting for income taxes and requires that deferred tax assets and liabilities be adjusted in the period of enactment for the effect of an enacted change in tax laws or rates. The adoption of SFAS No. 109 resulted in an income tax benefit of $345,937, which has been included in the consolidated statement of income for the year ended December 31, 1993 as a cumulative effect.

                      Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws on the date of enactment.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Fair Value of Financial Instruments

                    Financial Accounting Standards Board Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                    The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

                       Carrying amounts approximate fair values for the following instruments:

                             Cash and due from banks
                             Federal funds sold
                             Securities available for sale
                             Variable rate loans that reprice frequently
                             Credit card loans and equity line loans
                             Variable rate money market accounts
                             Variable rate certificates of deposit
                             Short-term borrowing
                             Accrued interest receivable
                             Accrued interest payable

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Fair Value of Financial Instruments (Continued)

                    Quoted market prices, where available, or if not available, based on quoted market prices of comparable instruments for securities held to maturity.

                    Discounted cash flows using interest rates currently being offered on instruments with similar terms and with similar credit quality:

                       All loans except variable rate loans described above Fixed rate certificates of deposit

                    Commitments to extend credit and standby letters of credit are not recorded until such commitments are funded. The value of these commitments are the fees charged to enter into such agreements. These commitments do not represent a significant value to the Company until such commitments are funded. The Company has determined that such instruments do not have a distinguishable fair value and no fair value has been assigned to these instruments.

                  Earnings Per Share

                    Earnings per share are calculated on the basis of the weighted average number of shares outstanding. All per share data for prior years have been adjusted to reflect the four-for-three stock split effected in the form of a stock dividend to shareholders of record as of July 17, 1995.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


NOTE 2.           RECENT ACQUISITIONS

                  On June 21, 1996, the Company acquired all of the outstanding common stock of Southland Bancorporation ("Southland") in exchange for 402,271 shares of the Company's common stock and $5,880,392 in cash. The excess of purchase price over net book value of assets acquired amounted to $5,310,222. The fair value of assets acquired was deemed to approximate their recorded value; therefore, the excess cost will be accounted for as goodwill and amortized over a period of 15 years. Immediately following the merger, Southland was liquidated and its wholly-owned subsidiary, Southland Bank, became a wholly-owned subsidiary of the Company.

                  The acquisition has been accounted for as a purchase transaction and, accordingly, the operations of Southland Bank will be included in the consolidated financial statements of the Company only from June 21, 1996, the date of acquisition. The consolidated financial statements of the Company for the years ended December 31, 1995, 1994 and 1993 do not include the operations of Southland Bank. Had the acquisition of Southland Bank occurred on January 1, 1993, pro forma unaudited consolidated results of operations (after restatement for the poolings of interest described below) for the years ended December 31, 1995, 1994 and 1993 would have been as follows:



                                                                                 Year Ended December 31,
                                                              ----------------------------------------------------------
                                                                   1995                    1994                1993
                                                              -----------------       ---------------    ---------------
                      Net interest income                        $       24,299        $    20,703           $   18,603
                      Other income                                        5,978              5,354                5,949
                      Net income                                          5,887              3,307                3,270
                      Net income per share                                 1.18               0.72                 0.78


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 2.           RECENT ACQUISITIONS (Continued)

                  On July 31, 1996, the Company acquired all of the outstanding common stock of Central Bankshares, Inc. ("Central") in exchange for 523,826 shares of the Company's common stock and a nominal amount of cash in lieu of fractional shares. Immediately following the merger, Central was liquidated and its wholly-owned subsidiary, Central Bank & Trust, became a wholly-owned subsidiary of the Company. On August 31, 1996, the Company acquired all of the outstanding common stock of First National Financial Corporation ("First National") in exchange for 725,774 shares of the Company's common stock and a nominal amount of cash in lieu of fractional shares. Immediately following the merger, First National was liquidated and its wholly-owned subsidiary, First National Bank of South Georgia, became a wholly-owned subsidiary of the Company.

                  The acquisitions of Central and First National have been accounted for as poolings of interests and, accordingly, all prior financial statements have been restated to include the accounts and operations of the pooled companies. Net interest income and net income of the separate companies for periods preceding the mergers are summarized as follows:


                                                                                               Year Ended December 31,
                                                                            -----------------------------------------------------
                                                                                 1995                1994               1993
                                                                            --------------      --------------      -------------
                      Net interest income:

                      ABC                                                      $    16,030         $    13,500         $   11,965
                      Central                                                        2,182               2,005              1,911
                      First National                                                 2,152               1,724              1,333
                                                                               -----------         -----------         ----------
                      Combined                                                 $    20,364         $    17,229         $   15,209
                                                                               ===========         ===========         ==========

                      Net income:

                      ABC                                                      $     4,341         $     3,100         $    2,638
                      Central                                                          499                 457                321
                      First National                                                   612                 316                238
                                                                               -----------         -----------         ----------
                      Combined                                                 $     5,452         $     3,873         $    3,197
                                                                               ===========         ===========         ==========

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 3.           INVESTMENTS IN SECURITIES

                  Effective January 1, 1994, the Bank adopted Financial Accounting Standards Board Statement No. 115 "Accounting for Certain Investments in Debt and Equity Securities." Upon adoption, the Company transferred $18,083,139 of marketable securities from securities held to maturity to securities available for sale. The securities available for sale were marked to fair value resulting in a net unrealized gain of $144,469 which was included in stockholders' equity at $91,274, net of related taxes of $53,195.

                  Under special provisions adopted by the Financial Accounting Standards Board in October 1995, the Company transferred $21,180,546 from securities held to maturity to securities available for sale on December 31, 1995, resulting in a net unrealized gain of $131,346 which was included in stockholders' equity at $86,689, net of related taxes of $44,657.

                  The amortized cost and approximate fair values of investments in securities at December 31, 1995 and 1994 were as follows:


                                                                                                 Gross              Gross
                                                                             Amortized         Unrealized        Unrealized
                                                                                Cost             Gains             Losses
                                                                           --------------    --------------     -------------
                                                                                        (Dollars in Thousands)
                                                                           --------------------------------------------------
                   Securities Available for Sale
                    December 31, 1995:
                     U. S. Government and agency securities                $  50,211       $       381        $     (171)
                     Mortgage-backed securities                                7,897               126                (8)
                     Other securities                                            300                 -               (18)
                                                                           ---------       -----------        ----------
                                                                           $  58,408       $       507        $     (197)
                                                                           =========       ===========        ==========
                    December 31, 1994:
                     U. S. Government and agency securities                $  18,093       $         -        $     (669)
                     Mortgage-backed securities                                  907                 4               (33)
                     Other securities                                            300                 -               (40)
                                                                           ---------       -----------        ----------
                                                                           $  19,300       $         4        $     (742)
                                                                           =========       ===========        ==========
                   Securities Held to Maturity
                    December 31, 1995:
                     State and municipal securities                        $  10,269       $       258        $      (65)
                     Mortgage-backed securities                                3,002                 -               (15)
                                                                           ---------       -----------        ----------
                                                                           $  13,271       $       258        $      (80)
                                                                           =========       ===========        ==========
                    December 31, 1994:
                     U. S. Government and agency securities                $  33,352       $        19        $   (1,235)
                     State and municipal securities                            9,819               114              (471)
                     Mortgage-backed securities                                6,038                22              (308)
                                                                           ---------       -----------        ----------
                                                                           $  49,209       $       155        $   (2,014)
                                                                           =========       ===========        ==========





                                                                                Fair
                                                                                Value
                                                                          --------------------
                                                                         (Dollars in Thousands)
                                                                          --------------------
                   Securities Available for Sale
                    December 31, 1995:
                     U. S. Government and agency securities                        $    50,421
                     Mortgage-backed securities                                          8,015
                     Other securities                                                      282
                                                                                   -----------
                                                                                   $    58,718
                                                                                   ===========
                    December 31, 1994:
                     U. S. Government and agency securities                        $    17,424
                     Mortgage-backed securities                                            878
                     Other securities                                                      260
                                                                                   -----------
                                                                                   $    18,562
                                                                                   ===========
                   Securities Held to Maturity
                    December 31, 1995:
                     State and municipal securities                                $    10,462
                     Mortgage-backed securities                                          2,987
                                                                                   -----------
                                                                                   $    13,449
                                                                                   ===========
                    December 31, 1994:
                     U. S. Government and agency securities                        $    32,136
                     State and municipal securities                                      9,462
                     Mortgage-backed securities                                          5,752
                                                                                   -----------
                                                                                   $    47,350
                                                                                   ===========

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3.           INVESTMENTS IN SECURITIES (Continued)

                  Gross realized gains and gross realized losses from sales of securities were as follows:


                                                                                           December 31,
                                                                              ---------------------------------------
                                                                                     1995                   1994
                                                                              ----------------      -----------------
                                                                                      (Dollars in Thousands)
                                                                              ---------------------------------------
                      Gross realized gains                                    $              -      $               2
                      Gross realized losses                                                (20)                     -
                                                                              ----------------      -----------------
                      Net realized gains                                      $            (20)     $               2
                                                                              ================      =================



                  There were no sales of securities during 1993.

                  The amortized cost and fair value of securities as of December 31, 1995 by contractual maturity are shown below. Maturities may differ from contractual maturities in mortgage-backed securities because the mortgages underlying the securities may be called or repaid without any penalties. Therefore, these securities are not included in the maturity categories in the following maturity summary.


                                                                   Securities Available for Sale
                                                               ----------------------------------
                                                                   Amortized             Fair
                                                                      Cost              Value
                                                               ---------------      -------------
                                                                      (Dollars in Thousands)
                                                               ----------------------------------

                     Due in one year or less                   $     15,288         $      15,316
                     Due from one year to five years                 34,418                34,600
                     Due from five to ten years                         505                   505
                     Due after ten years                                  -                     -
                     Mortgage-backed securities                       7,897                 8,015
                     Marketable equity securities                       300                   282
                                                               ------------         -------------
                                                               $     58,408         $      58,718
                                                               ============         =============


                                                                         Securities Held to Maturity
                                                                    ----------------------------------
                                                                       Amortized                Fair
                                                                           Cost                 Value
                                                                    ---------------       ------------
                                                                            (Dollars in Thousands)
                                                                    ----------------------------------
                     Due in one year or less                        $        727          $        724
                     Due from one year to five years                       2,734                 2,748
                     Due from five to ten years                            5,722                 5,891
                     Due after ten years                                   1,086                 1,099
                     Mortgage-backed securities                            3,002                 2,987
                     Marketable equity securities                              -                     -
                                                                    ------------          ------------
                                                                    $     13,271          $     13,449
                                                                    ============          ============


                  Securities with a carrying value of $40,592,070 and $33,793,889 at December 31, 1995 and 1994, respectively, were pledged to secure public deposits and for other purposes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4.           LOANS AND ALLOWANCE FOR LOAN LOSSES

                  The composition of loans is summarized as follows:


                                                                                                   December 31,
                                                                                     -------------------------------------
                                                                                          1995                    1994
                                                                                     ----------------        -------------
                                                                                              (Dollars in Thousands)
                                                                                     -------------------------------------
                       Commercial and financial                                      $      45,671           $      37,374
                       Agricultural                                                         18,527                  20,031
                       Real estate - construction                                            3,577                   3,688
                       Real estate - mortgage, farmland                                     41,420                  36,485
                       Real estate - mortgage, commercial                                   52,443                  45,702
                       Real estate - mortgage, residential                                  68,554                  59,641
                       Consumer instalment loans                                            50,020                  45,891
                       Other                                                                   819                   1,368
                                                                                     -------------           -------------
                                                                                           281,031                 250,180
                       Allowance for loan losses                                            (5,184)                 (4,525)
                                                                                     -------------           -------------
                                                                                     $     275,847           $     245,655
                                                                                     =============           =============

                  At December 31, 1995, executive officers and directors, and companies in which they have a 10 percent or more beneficial ownership, were indebted to the Company in the aggregate amount of $11,103,000. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan involved. Following is a summary of transactions:


                                                                                                 December 31,
                                                                                    ----------------------------------------
                                                                                            1995                    1994
                                                                                    ----------------        ----------------
                                                                                             (Dollars in Thousands)
                                                                                    ----------------------------------------
                      Balance, beginning of year                                    $      10,115           $      10,703
                       Advances                                                             8,594                   7,560
                       Repayments                                                          (7,849)                 (7,096)
                       Transactions due to changes in directors                               243                  (1,052)
                                                                                    -------------           -------------
                      Balance, end of year                                          $      11,103           $      10,115
                                                                                    =============           =============

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 4.           LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

                  Changes in the allowance for loan losses are as follows:



                                                                                 Year Ended December 31,
                                                                    ------------------------------------------------------------
                                                                            1995                  1994                 1993
                                                                    -----------------     ----------------      ----------------
                                                                                        (Dollars in Thousands)
                                                                    ------------------------------------------------------------
                     Balance, beginning of year                     $        4,525        $       4,273         $       4,585
                      Provision charged to operations                        1,173                  938                 1,512
                      Loans charged off                                       (954)              (1,237)               (2,916)
                      Recoveries                                               440                  551                 1,092
                                                                    --------------        -------------         -------------
                     Balance, end of year                           $        5,184        $       4,525         $       4,273
                                                                    ==============        =============         =============

                  Information with respect to impaired loans as of and for the year ended December 31, 1995 is as follows:



                                                                                                                   (Dollars in
                                                                                                                    Thousands)
                                                                                                                 --------------
                     Loans receivable for which there is a related allowance
                        for credit losses                                                                        $        1,006
                     Loans receivable for which there is no related
                        allowance for credit losses                                                                       1,253
                                                                                                                 --------------
                     Total impaired loans                                                                        $        2,259
                                                                                                                 ==============
                     Allowance provided for impaired loans included in the
                        allowance for loan losses                                                                $          163
                                                                                                                 ==============
                     Average balance                                                                             $        3,089
                                                                                                                 ==============
                     Interest income recognized                                                                  $          161
                                                                                                                 ==============

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4.           LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

                  Loans on which the accrual of interest had been discontinued or reduced amounted to $3,868,273 at December 31, 1994. The reduction in interest income associated with nonaccrual and renegotiated loans for 1994 and 1993 is as follows. For 1995, nonaccrual loans have been included in the impaired loan information above.



                                                                                                     December 31,
                                                                                       ----------------------------------------
                                                                                              1994                    1993
                                                                                       ----------------       -----------------
                                                                                                (Dollars in Thousands)
                                                                                       ----------------------------------------
                       Income in accordance with original loan terms                   $         324          $          201
                       Income recognized                                                          37                       9
                                                                                       -------------          --------------
                                                                                       $         287          $          192
                                                                                       =============          ==============



NOTE 5.           PREMISES AND EQUIPMENT, NET

                  Major classifications of these assets are summarized as follows:


                                                                                               December 31,
                                                                                 ----------------------------------------
                                                                                        1995                    1994
                                                                                 ----------------        ----------------
                                                                                          (Dollars in Thousands)
                                                                                 ----------------------------------------
                       Land                                                      $       2,160              $       2,161
                       Buildings                                                         7,096                      6,921
                       Equipment                                                         7,858                      8,067
                       Construction in progress                                            182                          -
                                                                                 -------------              -------------
                                                                                        17,296                     17,149
                       Accumulated depreciation                                         (7,767)                    (7,220)
                                                                                 -------------              -------------
                                                                                 $       9,529              $       9,929
                                                                                 =============              =============

                  Depreciation expense for the years ended December 31, 1995, 1994 and 1993 was $1,161,010, $1,014,903 and $732,811,
                  respectively.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6.           EMPLOYEE BENEFIT PLANS

                  The Company and its subsidiaries have adopted simplified employee pension plans for substantially all employees. These plans are SEP-IRA defined contribution plans. Contributions to these plans charged to expense during 1995, 1994 and 1993 amounted to $585,766, $537,254 and $513,560, respectively.


NOTE 7.           DEFERRED COMPENSATION PLANS

                  The Company and two subsidiary Banks have entered into separate deferred compensation arrangements with certain executive officers and directors. The plans call for certain amounts payable at retirement, death or disability. The estimated present value of the deferred compensation is being accrued over the remaining expected term of active employment. The Company and Banks have purchased life insurance policies which they intend to use to finance this liability. Aggregate compensation expense under the plans were $54,724, $81,295 and $83,459 for 1995, 1994 and 1993, respectively, and is included in other operating expenses.

NOTE 8.           INCOME TAXES

                  The total income taxes in the consolidated statements of income are as follows:

                                                                     December 31,
                                                  -----------------------------------------------------
                                                      1995                 1994                 1993
                                                  -----------          ------------         -----------
                                                                 (Dollars in Thousands)
                                                  -----------------------------------------------------
             Current                              $     2,673          $      1,675         $       912
             Deferred                                    (213)                   29                 175
             Benefit of loss carryforward                  -                     (1)               (108)
                                                  -----------          ------------         -----------
                                                  $     2,460          $      1,703         $       979
                                                  ===========          ============         ===========


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 8.           INCOME TAXES (Continued)

                  The Company's provision for income taxes differs from the amounts computed by applying the Federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

                                                                                December 31,
                                          ----------------------------------------------------------------------------------------
                                                   1995                             1994                             1993
                                          ----------------------         --------------------------         ----------------------
                                           Amount       Percent           Amount           Percent           Amount       Percent
                                          --------     ---------         --------         ---------         --------     ---------
                                                                             (Dollars in Thousands)
                                          ----------------------------------------------------------------------------------------
Tax provision at statutory rate           $  2,690        34   %         $  1,895            34   %         $  1,300        34   %
Increase (decrease) resulting from:
  Tax-exempt interest                         (216)       (3)                (246)           (4)                (274)       (7)
  Amortization of excess
   cost over assets acquired                    32         1                   37             1                   49         1
  Changes in valuation allowance
   for deferred taxes                          (72)       (1)                 (50)           (1)                   -         -
  Benefit from utilization of net
   operating loss carryforward                   -         -                   (1)            -                 (106)       (2)
  Other                                         26         -                   68             1                   10         -
                                          --------     ---------         --------         ---------         --------     ---------

Provision for income taxes                $  2,460        31   %         $  1,703            31   %         $    979        26   %
                                          ========     =========         ========         =========         ========     =========


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 8.           INCOME TAXES (Continued)

                  Net deferred income tax assets of $454,000 and $584,000 at December 31, 1995 and 1994, respectively, are included in other assets. The components of deferred income taxes are as follows:

                                                                    December 31,
                                                       ---------------------------------------
                                                            1995                     1994
                                                       --------------            -------------
                                                               (Dollars in Thousands)
                                                       ---------------------------------------
Deferred tax assets:
 Loan loss reserves                                     $         929            $         681
 Deferred compensation                                            173                      138
 Other real estate                                                  5                       18
 Other                                                             34                       78
 Net operating loss tax carryforward                              285                      310
 Less valuation allowance                                        (228)                    (300)
 Unrealized loss on securities available for sale                  -                       232
                                                       --------------            -------------
                                                                1,198                    1,157
                                                       --------------            -------------
Deferred tax liabilities:
 Depreciation and amortization                                   (353)                    (278)
 Amortization of intangible assets                               (250)                    (283)
 Other                                                            (30)                     (12)
 Unrealized gain on securities available for sale                (111)
                                                       --------------            -------------
                                                                 (744)                    (573)
                                                       --------------            -------------

Net deferred tax assets                                $          454            $         584
                                                       ==============            =============

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTE 9.   COMMITMENTS AND CONTINGENT LIABILITIES

          In the normal course of business, the Company has entered into off-balance-sheet financial instruments which are not reflected in the financial statements. These financial instruments include commitments to extend credit and standby letters of credit. Such financial instruments are included in the financial statements when funds are disbursed or the instruments become payable. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

          The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit and collateral policies for these off-balance-sheet financial instruments as it does for on-balance-sheet financial instruments. A summary of the Company's commitments is as follows:

                                                              December 31,
                                                      -------------------------
                                                         1995            1994
                                                      ----------      ---------
                                                      (Dollars in Thousands)
                                                      -------------------------
               Commitments to extend credit           $   42,666      $  31,904
               Credit card commitments                     2,883          2,345
               Standby letters of credit                   1,433            989
                                                      ----------         ------
                                                      $   46,982      $  35,238
                                                      ==========      =========

          Commitments to extend credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The credit risk involved in issuing these financial instruments is essentially the same as that involved in extending loans to customers. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include real estate and improvements, marketable securities, accounts receivable, crops, livestock, inventory, equipment and personal property.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTE 9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

          Credit card commitments are unsecured.

          Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above and is required in instances which the Company deems necessary.

          In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management and counsel for the Company, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.


NOTE 10.  CONCENTRATIONS OF CREDIT

          The Banks make agricultural, agribusiness, commercial, residential and consumer loans to customers primarily in the counties of southwest Georgia and southeast Alabama.

          A substantial portion of the Company's customers' abilities to honor their contracts is dependent on the business economy in the geographical area served by the Banks.

          Although the Company's loan portfolio is diversified, there is a relationship in this region between the agricultural economy and the economic performance of loans made to nonagricultural customers. The Company's lending policies for agricultural and nonagricultural customers require loans to be well-collateralized and supported by cash flows. Collateral for agricultural loans include equipment, crops, livestock and land. Credit losses from loans related to the agricultural economy is taken into consideration by management in determining the allowance for loan losses.

          A substantial portion of the Company's loans are secured by real estate in the Company's primary market area. In addition, a substantial portion of the real estate owned is located in those same markets. Accordingly, the ultimate collectibility of a substantial portion of the Company's loan portfolio and the recovery of a substantial portion of the carrying amount of real estate owned are susceptible to changes in market conditions in the Company's primary market area.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 10.  CONCENTRATIONS OF CREDIT (Continued)

          The Company has a concentration of funds on deposit at its primary correspondent bank at December 31, 1995, as follows:

            Noninterest-bearing accounts                         $ 16,852,293
            Federal funds sold                                     31,480,000
                                                                 ------------
                                                                 $ 48,332,293
                                                                 ============


NOTE 11.  STOCKHOLDERS' EQUITY

          The primary source of funds available to the Parent Company is the payment of dividends by the subsidiary Banks. Banking regulations limit the amount of dividends that may be paid without prior approval of the Banks' regulatory agency. Approximately $2,630,000 are available to be paid as dividends by the Bank subsidiaries at December 31, 1995.

          Banking regulations also require the Company to maintain minimum capital levels in relation to Company assets. At December 31, 1995, the Company's capital ratios were considered adequate based on regulatory minimum capital requirements. The minimum capital requirements and the actual capital ratios for the Company at December 31, 1995 are as follows:

                                                                     Regulatory
                                                      Actual        Requirement

                                                    ----------      -----------
            Leverage capital ratio                    9.93  %          4.00  %
            Risk based capital ratios:
              Core capital                           14.52             4.00
              Total capital                          15.77             8.00

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 12.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

          The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                                                       December 31,
                                                         ------------------------------------------------------------------------
                                                                       1995                                    1994
                                                         ---------------------------------      ---------------------------------
                                                            Carrying             Fair               Carrying             Fair
                                                             Value              Value                 Value              Value
                                                         --------------     --------------      ---------------     -------------
                                                                                  (Dollars in Thousands)
                                                         ------------------------------------------------------------------------
              Financial assets:
                Cash and short-term investments          $      75,836      $      75,836       $       46,740      $     46,740
                                                         ==============     ==============      ===============     =============
                Investments in securities                $      71,989      $      72,167       $       67,771      $     65,912
                                                         ==============     ==============      ===============     =============
                Loans                                    $     281,031      $     271,784       $      250,180      $    242,602
                Allowance for loan losses                       (5,184)                -                (4,525)               -
                                                         --------------     --------------      ---------------     -------------
                        Loans, net                       $     275,847      $     271,784       $      245,655      $    242,602
                                                         ==============     ==============      ===============     =============

              Financial liabilities:
                Noninterest-bearing demand               $      69,661      $      69,661       $       57,903      $     57,903
                Interest-bearing demand                         90,495             90,495               81,325            81,325
                Savings                                         27,468             27,468               29,743            29,743
                Time deposits                                  206,333            208,175              168,245           168,327
                                                         --------------     --------------      ---------------     -------------
                        Total deposits                   $     393,957      $     395,799       $      337,216      $    337,298
                                                         ==============     ==============      ===============     =============

                Short-term borrowings                    $       4,487      $       4,487       $        2,338      $      2,338
                                                         ==============     ==============      ===============     =============

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 13.          CONDENSED FINANCIAL INFORMATION OF ABC BANCORP
                  (PARENT COMPANY ONLY)

                           CONDENSED BALANCE SHEETS
                          DECEMBER 31, 1995 AND 1994

                            (Dollars in Thousands)

                                                                                    1995               1994
                                                                                 ----------         -----------
                  Assets
                   Cash                                                          $     1,863        $     2,055
                   Interest-bearing deposits in banks                                  2,060              1,500
                   Investment in subsidiaries                                         36,231             31,574
                   Other assets                                                        4,097              4,094
                                                                                 -----------        -----------
                         Total assets                                            $    44,251        $    39,223
                                                                                 ===========        ===========
                  Liabilities
                   Other liabilities                                             $       622        $       662
                                                                                 -----------        -----------
                         Total liabilities                                               622                662
                                                                                 -----------        -----------
                   Stockholders' equity                                               43,629             38,561
                                                                                 -----------        -----------
                         Total liabilities and stockholders' equity              $    44,251        $    39,223
                                                                                 ===========        ===========

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 13.          CONDENSED FINANCIAL INFORMATION OF ABC BANCORP
                  (PARENT COMPANY ONLY) (Continued)

                                  CONDENSED STATEMENTS OF INCOME
                             YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                          (Dollars in Thousands)


                                                                                     1995                1994             1993
                                                                                   ---------           ---------        ---------
                  Income
                    Dividends from subsidiaries                                    $   1,922           $   1,269        $   1,150
                    Interest                                                             139                 113               34
                    Fee and rental income                                              2,757               2,427            1,950
                    Other income                                                          25                  94               32
                                                                                   ---------           ---------        ---------
                          Total income                                                 4,843               3,903            3,166
                                                                                   ---------           ---------        ---------
                  Expense
                    Interest                                                               -                 111              193
                    Amortization and depreciation                                        440                 453              434
                    Other expense                                                      2,977               2,679            1,954
                                                                                   ---------           ---------        ---------
                          Total expense                                                3,417               3,243            2,581
                                                                                   ---------           ---------        ---------
                          Income before income taxes (benefits)
                           and equity in undistributed earnings
                           of subsidiaries                                             1,426                 660              585
                  Income taxes (benefits)                                                (63)                (61)             145
                                                                                   ---------           ---------        ---------
                          Income before equity in undistributed
                           earnings of subsidiaries                                    1,489                 721              440
                  Equity in undistributed earnings
                   of subsidiaries                                                     3,963               3,152            2,757
                                                                                   ---------           ---------        ---------
                          Net income                                               $   5,452           $   3,873        $   3,197
                                                                                   =========           =========        =========


                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 13.          CONDENSED FINANCIAL INFORMATION OF ABC BANCORP
                  (PARENT COMPANY ONLY) (Continued)

                           CONDENSED STATEMENTS OF CASH FLOWS
                       YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                   (Dollars in Thousands)

                                                               1995              1994                 1993
                                                         -------------       ------------        ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                               $    5,452          $   3,873           $   3,197
                                                           ----------          ---------           ---------
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                                  172                185                 155
  Amortization of intangible assets                              268                268                 279
  Undistributed earnings of subsidiaries                      (3,963)            (3,152)             (2,757)
  Increase in interest receivable                                 (9)                (6)
  Increase (decrease) in taxes payable                          (180)                30                  19
  Provision for deferred taxes                                    14                  5                 204
  (Increase) decrease in due from
  subsidiaries                                                   (56)                47                (51)
  Other prepaids, deferrals and accruals, net                    (88)                58                (114)
                                                          ----------          ---------           ---------
     Total adjustments                                        (3,842)            (2,565)             (2,265)
                                                          ----------          ---------           ---------
     Net cash provided by operating
         activities                                            1,610              1,308                 932
                                                          ----------          ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Increase in interest-bearing deposits in banks                (560)            (1,500)                 -
  Purchases of premises and equipment                           (281)              (243)                (22)
  Proceeds from sale of premises                                  17                 -                   -
  Contribution of capital to subsidiary bank                      -              (1,500)                 -
                                                          ----------          ---------           ---------

     Net cash used in investing activities                      (824)            (3,243)                (22)
                                                          ----------          ---------           ---------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 13. CONDENSED FINANCIAL INFORMATION OF ABC BANCORP
         (PARENT COMPANY ONLY) (Continued)

                      CONDENSED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                            (Dollars in Thousands)

                                                                              1995               1994                 1993
                                                                        ----------------     -------------        -------------
         CASH FLOWS FROM FINANCING
          ACTIVITIES
          Proceeds from long-term debt                                  $       -            $       -            $    1,474
          Repayment of long-term debt                                           -                 (4,739)                (15)
          Proceeds from sale of stock, net of
            stock offering expense                                              -                  8,324                  -
          Proceeds from exercise of stock options                              125                   -                    -
          Proceeds from exercise of stock options
            of pooled subsidiary                                                86                   -                    -
          Purchase of treasury stock                                                                (29)              (1,412)
          Purchase of fractional shares                                         (3)                  -                    -
          Dividends paid                                                    (1,186)                (645)                (672)
                                                                        -----------          -----------          -----------

                Net cash provided by (used in)
                  financing activities                                        (978)               2,911                 (625)
                                                                        -----------          -----------          -----------

         Net increase (decrease) in cash                                      (192)                 976                  285

         Cash at beginning of year                                           2,055                1,079                  794
                                                                        -----------          -----------          -----------

         Cash at end of year                                            $    1,863           $    2,055           $    1,079
                                                                        ===========          ===========          ===========

         SUPPLEMENTAL DISCLOSURE OF
           CASH FLOW INFORMATION

           Cash paid during the year for interest                       $       -            $      111           $      193

                          M & F FINANCIAL CORPORATION
                                AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


-------------------------------------------------------------------------------

                                                     September 30,  December 31,
Assets                                                   1996          1995
                                                     ------------  ------------

Cash and due from banks                              $  2,700,581  $  1,490,491
Federal funds sold                                              -     4,370,000
Securities available for sale, at fair value            5,041,732     6,595,924
Securities held to maturity, at cost (fair value
  $6,232,415 and $5,958,969)                            6,312,626     5,920,122
Loans                                                  25,932,455    24,210,995
Less allowance for loan losses                            322,123       300,000
                                                     ------------  ------------
          Loans, net                                   25,610,332    23,910,995
                                                     ------------  ------------
Premises and equipment, net                             1,013,206       995,131
Excess cost over assets acquired                          320,710       351,952
Other assets                                            1,121,887     1,195,729
                                                     ------------  ------------
                                                     $ 42,121,074  $ 44,830,344
                                                     ============  ============
Liabilities and Stockholders' Equity

Deposits
  Noninterest-bearing demand                         $  4,455,147  $  5,026,010
  Interest-bearing demand                               8,388,314    10,016,868
  Savings                                               2,433,321     2,146,155
  Time, $100,000 and over                               5,468,749     8,197,430
  Other time                                           12,878,061    12,837,555
                                                     ------------  ------------
          Total deposits                               33,623,592    38,224,018

Notes payable                                           1,050,000     1,200,000
Short-term borrowings                                   3,650,000     2,000,000
Other liabilities                                         284,745       265,150
                                                     ------------  ------------
          Total liabilities                            38,608,337    41,689,168
                                                     ------------  ------------
Commitments and contingent liabilities

Stockholders' equity
Common stock, par value $1; 5,000,000 shares
   authorized, 1,228,609 shares issued                  1,228,609     1,228,609
 Retained earnings                                      2,548,928     2,135,433
 Unrealized gains (losses) on securities available
   for sale, net of taxes                                  (1,278)       50,811
                                                     ------------  ------------
                                                        3,776,259     3,414,853
 Less cost of shares acquired for the treasury            263,522       273,677
                                                     ------------  ------------
                                                        3,512,737     3,141,176
                                                     ------------  ------------
                                                     $ 42,121,074  $ 44,830,344
                                                     ============  ============

See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME
                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                  (Unaudited)


-------------------------------------------------------------------------------

                                                                    1996          1995
                                                                ------------  ------------
Interest income

  Interest and fees on loans                                     $1,949,265    $1,853,420
  Interest on taxable securities                                    408,262       466,941
  Interest on nontaxable securities                                 172,247       128,393
  Interest on deposits in other banks                                 5,481        12,630
  Interest on Federal funds sold                                     49,612        30,049
                                                                 ----------    ----------
                                                                  2,584,867     2,491,433
                                                                 ----------    ----------

Interest expense
  Interest on deposits                                            1,112,218     1,062,202
  Interest on other borrowings                                      201,833       195,059
                                                                 ----------    ----------
                                                                  1,314,051     1,257,261
                                                                 ----------    ----------

           Net interest income                                    1,270,816     1,234,172
Provision for loan losses                                            42,000        14,000
                                                                 ----------    ----------
           Net interest income after provision for loan losses    1,228,816     1,220,172
                                                                 ----------    ----------

Other income
  Service charges on deposit accounts                               253,457       156,651
  Other service charges, commissions and fees                        23,764        22,003
  Security transactions, net                                          8,695        21,899
  Other                                                               5,583         4,582
                                                                 ----------    ----------
                                                                    291,499       205,135
                                                                 ----------    ----------

Other expenses
  Salaries and employee benefits                                    498,378       481,370
  Equipment expense                                                  82,078        62,265
  Occupancy expense                                                  79,567        79,976
  Other operating expenses                                          286,240       293,843
                                                                 ----------    ----------
                                                                    946,263       917,454
                                                                 ----------    ----------

           Income before income taxes                               574,052       507,853

Applicable income taxes                                             162,673       131,584
                                                                 ----------    ----------

           Net income                                            $  411,379    $  376,269
                                                                 ==========    ==========

Income per common share                                          $     0.38    $     0.35
                                                                 ==========    ==========

Average shares outstanding                                        1,091,358     1,086,069
                                                                 ==========    ==========

See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995
                                  (Unaudited)

--------------------------------------------------------------------------------

                                                               1996          1995
                                                            -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                 $   411,379   $   376,269
 Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation                                                  51,890        49,220
   Amortization of intangible assets                             31,242        31,242
   Provision for loan losses                                     42,000        14,000
   Security transactions, net                                    (8,695)      (21,899)
   Other prepaids, deferrals and accruals, net                  120,273       (85,238)
                                                            -----------   -----------
           Total adjustments                                    236,710       (12,675)
                                                            -----------   -----------

           Net cash provided by operating activities            648,089       363,594
                                                            -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
 Proceeds from maturities of securities held to maturity        351,642       330,236
 Proceeds from maturities of securities available for sale    1,392,674     1,350,502
 Purchase of securities held to maturity                       (744,146)           -
 Purchase of securities available for sale                   (1,098,828)   (2,000,030)
 Proceeds from sales of securities available for sale         1,190,117     1,851,887
 Decrease in Federal funds sold                               4,370,000     3,710,000
 Decrease in interest-bearing deposits in banks                               198,272
 Net increase in loans                                       (1,741,337)   (4,363,946)
 Purchase of premises and equipment                             (69,965)      (60,711)
                                                            -----------   -----------

           Net cash provided by investing activities          3,650,157     1,016,210
                                                            -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Net decrease in deposits                                    (4,600,426)   (3,857,144)
 Principal payments on note payable                            (150,000)     (150,000)
 Increase in short-term borrowings                            1,650,000     2,000,000
 Proceeds from exercise of stock options                         12,270            -
                                                            -----------   -----------

           Net cash used in financing activities             (3,088,156)   (2,007,144)
                                                            -----------   -----------

Net increase (decrease) in cash and due from banks            1,210,090      (627,340)

Cash and due from banks at beginning of period                1,490,491     1,993,741
                                                            -----------   -----------

Cash and due from banks at end of period                    $ 2,700,581   $ 1,366,401
                                                            ===========   ===========

See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

--------------------------------------------------------------------------------

(1) The accompanying unaudited consolidated financial statements, which are for interim periods, do not include all disclosures provided in the annual consolidated financial statements. These financial statements and the notes thereto should be read in conjunction with the annual financial statements and the notes thereto for the years ended December 31, 1995 and 1994 included elsewhere in this Proxy Statement/Prospectus.

(2) All material intercompany balances and transactions have been eliminated.

(3) In the opinion of the Company, the accompanying unaudited consolidated financial statements contain all adjustments (which are of a normal recurring nature) necessary for a fair presentation of the financial statements. The results of operations for the nine months ended September 30, 1996 are not necessarily indicative of the results to be expected for the full year.

(4)      Pending Merger

         The directors of the Company have entered into a definitive merger agreement with ABC Bancorp, a multi-bank holding company with headquarters in Moultrie, Georgia, whereby ABC Bancorp would acquire all of the outstanding common stock of the Company in exchange for common stock of ABC Bancorp. The merger is subject to approval by the Company's shareholders and certain regulatory authorities. Upon completion of the merger, Merchants & Farmers Bank will become a wholly-owned subsidiary of ABC Bancorp. The merger will be accounted for as a pooling of interests.

                         INDEPENDENT AUDITOR'S REPORT

================================================================================

To the Board of Directors
M & F Financial Corporation and Subsidiary
Donalsonville, Georgia


          We have audited the accompanying consolidated balance sheets of the M & F Financial Corporation and subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of M & F Financial Corporation and subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/ Mauldin & Jenkins LLC
-----------------------------------

Albany, Georgia
April 26, 1996

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

================================================================================


Assets                                                                                              1995             1994
------                                                                                          -----------      -----------
Cash and due from banks                                                                         $ 1,490,491      $ 1,993,741
Interest-bearing deposits in banks                                                                       -           298,272
Federal funds sold                                                                                4,370,000        3,940,000
Securities available for sale, at fair value (Note 2)                                             6,595,924        7,159,754
Securities held to maturity, at cost (fair value
  $5,958,969 and $5,183,022) (Note 2)                                                             5,920,122        5,469,793
Loans (Note 3)                                                                                   24,210,995       20,809,789
Less allowance for loan losses (Note 3)                                                             300,000          250,000
                                                                                                -----------      -----------
         Loans, net                                                                              23,910,995       20,559,789
                                                                                                -----------      -----------
Premises and equipment, net (Note 4)                                                                995,131          999,098
Excess cost over assets acquired (Note 1)                                                           351,952          393,608
Other assets                                                                                      1,195,729        1,164,821
                                                                                                -----------      -----------

                                                                                                $44,830,344      $41,978,876
                                                                                                ===========      ===========

Liabilities and Stockholders' Equity
------------------------------------

Deposits
  Noninterest-bearing demand                                                                    $ 5,026,010      $ 5,140,760
  Interest-bearing demand                                                                        10,016,868        8,310,579
  Savings                                                                                         2,146,155        2,344,125
  Time, $100,000 and over                                                                         8,197,430        9,589,387
  Other time                                                                                     12,837,555       12,527,976
                                                                                                -----------      -----------
         Total deposits                                                                          38,224,018       37,912,827

Federal Home Loan Bank advances (Note 5)                                                          2,000,000
Note payable (Note 6)                                                                             1,200,000        1,350,000
Other liabilities                                                                                   265,150          195,281
                                                                                                -----------      -----------
         Total liabilities                                                                       41,689,168       39,458,108
                                                                                                -----------      -----------
Commitments and contingent liabilities (Note 9)

Stockholders' equity (Note 11)
  Common stock, par value $1; 5,000,000 shares authorized;
    1,228,609 shares issued                                                                       1,228,609        1,228,609
  Retained earnings                                                                               2,135,433        1,670,833
  Unrealized gains (losses) on securities available
    for sale, net of taxes                                                                           50,811         (104,997)
                                                                                                -----------      -----------
                                                                                                  3,414,853        2,794,445
 Less cost of shares acquired for the treasury                                                      273,677          273,677
                                                                                                -----------      -----------
         Total stockholders' equity                                                               3,141,176        2,520,768
                                                                                                -----------      -----------
                                                                                                $44,830,344      $41,978,876
                                                                                                ===========      ===========

See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

================================================================================

                                                                                                    1995            1994
                                                                                                -----------      ----------
Interest income
  Interest and fees on  loans                                                                   $ 2,490,018      $2,005,413
  Interest on taxable securities                                                                    597,242         572,308
  Interest on nontaxable securities                                                                 173,281         177,774
  Interest on deposits in other banks                                                                16,243           8,090
  Interest on Federal funds sold                                                                     64,942          41,790
                                                                                                -----------      ----------
                                                                                                  3,341,726       2,805,375
                                                                                                -----------      ----------
Interest expense
  Interest on deposits                                                                            1,453,243       1,156,806
  Interest on other borrowings (Notes 5 and 6)                                                      246,569         111,018
                                                                                                -----------      ----------
                                                                                                  1,699,812       1,267,824
                                                                                                -----------      ----------

         Net interest income                                                                      1,641,914       1,537,551
Provision for loan losses (Note 3)                                                                   57,699          17,309
                                                                                                -----------      ----------
         Net interest income after provision for loan losses                                      1,584,215       1,520,242
                                                                                                -----------      ----------

Other income
  Service charges on deposit accounts                                                               217,265         187,646
  Other service charges, commissions and fees                                                        19,816          19,662
  Security transactions, net                                                                         17,215           5,453
  Other                                                                                              24,076          13,106
                                                                                                -----------      ----------
                                                                                                    278,372         225,867
                                                                                                -----------      ----------

Other expense
  Salaries and employee benefits (Note 7)                                                           660,343         560,109
  Equipment expense                                                                                  87,639         121,879
  Occupancy expense                                                                                 106,941          85,726
  Amortization of intangible assets                                                                  41,656          41,656
  FDIC premiums                                                                                      41,140          73,774
  Directors' fees                                                                                    41,400          36,900
  Office supplies                                                                                    28,704          31,110
  Other operating expenses                                                                          239,115         217,094
                                                                                                -----------      ----------
                                                                                                  1,246,938       1,168,248
                                                                                                -----------      ----------

         Income before income taxes                                                                 615,649         577,861

Applicable income taxes (Note 8)                                                                    151,049         133,730
                                                                                                -----------      ----------

         Net income                                                                             $   464,600      $  444,131
                                                                                                ===========      ==========

Per share of common stock
         Net income                                                                             $      0.43      $     0.41
                                                                                                ===========      ==========

See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

====================================================================================================================================

                                                                                                                      Unrealized
                                                                                                                    Gains (Losses)
                                                                                                                    on Securities
                                                       Common Stock                                                   Available
                                                ----------------------------         Capital          Retained         for Sale,
                                                 Shares          Par Value           Surplus          Earnings       Net of Taxes
                                                ---------        -----------        ---------        ----------        ----------
Balance, December 31, 1993                      1,228,609        $ 1,228,609        $  34,291        $1,309,179        $       -
  Net income                                           -                  -                -            444,131                -
  Purchase of stock in subsidiary                      -                  -           (34,291)          (82,477)               -
  Net change in unrealized losses
    on securities available for sale,
    net of taxes                                       -                  -                -                 -           (104,997)
                                              ------------       -----------        ----------       -----------       -----------
Balance, December 31, 1994                      1,228,609          1,228,609               -           1,670,833         (104,997)

  Net income                                           -                  -                -             464,600               -
  Net change in unrealized
    gains (losses) on securities
    available for sale, net of taxes                   -                  -                -                  -           155,808
                                              -----------       ------------       -----------       -----------       ----------
Balance, December 31, 1995                      1,228,609        $ 1,228,609       $       -         $ 2,135,433       $   50,811
                                              ===========       ============       ===========       ===========       ==========

See Notes to Consolidated Financial Statements.

================================================================================

                                                  Treasury Stock                     Total
                                           ------------------------------         Stockholders'
                                             Shares              Cost                Equity
                                           ----------          ----------        -------------
Balance, December 31, 1993                    142,540          $ (273,677)       $   2,298,402
   Net income                                       -                   -              444,131
   Purchase of stock in subsidiary                  -                   -             (116,768)
   Net change in unrealized losses
      on securities available for sale,
      net of taxes                                  -                   -             (104,997)
                                             --------         -----------        -------------
Balance, December 31, 1994                    142,540            (273,677)           2,520,768

   Net income                                       -                   -              464,600
   Net change in unrealized
      gains (losses) on securities
      available for sale, net of taxes              -                   -              155,808
                                           ----------         -----------        -------------
Balance, December 31, 1995                    142,540          $ (273,677)       $   3,141,176
                                           ==========         ===========        =============


See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

================================================================================

                                                                                                      1995              1994
                                                                                                  ------------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                                      $   464,600       $  444,131
                                                                                                  ------------      -----------
 Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation                                                                                        69,187           80,864
   Amortization of excess costs                                                                        41,656           41,656
   Provision for loan losses                                                                           57,699           17,309
   Provision for deferred  income taxes                                                                (9,899)          (3,236)
   Securities transactions, net                                                                       (17,215)          (5,453)
   Increase in interest receivable                                                                    (96,015)        (174,517)
   Increase in interest payable                                                                        41,368           22,412
   Increase (decrease) in taxes payable                                                                24,131          (48,128)
   Other prepaids, deferrals and accruals, net                                                           (889)        (345,250)
                                                                                                   -----------      -----------
       Total adjustments                                                                              110,023         (414,343)
                                                                                                   -----------      -----------

       Net cash provided by operating activities                                                      574,623           29,788
                                                                                                   -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of securities available for sale                                                       (2,215,391)      (1,374,631)
  Proceeds from sales of securities available for sale                                              2,807,453        1,005,156
  Proceeds from maturities of securities available for sale                                           225,056               -
  Purchases of securities held to maturity                                                           (999,436)      (1,125,844)
  Proceeds from maturities of securities held to maturity                                             549,107        1,058,784
  (Increase) decrease in Federal funds sold                                                          (430,000)         930,000
  Decrease in interest-bearing deposits in banks                                                      298,272          201,728
  Increase in loans, net                                                                           (3,408,905)      (1,546,462)
  Purchase of premises and equipment                                                                  (65,220)         (81,658)
  Purchase of stock in subsidiary                                                                          -          (574,788)
                                                                                                  ------------      -----------

       Net cash used in investing activities                                                       (3,239,064)      (1,507,715)
                                                                                                  ------------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Increase in deposits                                                                                311,191        2,556,787
  Principal payments on note payable                                                                 (150,000)      (1,042,800)
  Proceeds from long-term debt                                                                      2,000,000        1,500,000
  Dividends paid to minority shareholders by subsidiary                                                    -           (23,655)
                                                                                                  ------------      -----------

       Net cash provided by financing activities                                                    2,161,191        2,990,332
                                                                                                  ------------      -----------

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

================================================================================

                                                                             1995            1994
                                                                         -----------     -----------
Net increase (decrease)  in cash and due from banks                      $ (503,250)     $ 1,512,405

Cash and due from banks at beginning of year                              1,993,741          481,336
                                                                         -----------     -----------

Cash and due from banks at end of year                                   $1,490,491      $ 1,993,741
                                                                         ===========     ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for:
    Interest                                                             $1,658,444      $ 1,245,412

    Income taxes                                                         $  136,817      $   185,094

NONCASH TRANSACTION
  Unrealized (gains) losses on securities available for sale             $ (236,073)     $   159,086


See Notes to Consolidated Financial Statements.

                          M & F FINANCIAL CORPORATION
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Basis of Financial Statement Presentation

            M & F Financial Corporation (the Company) is a one-bank holding company whose business is presently conducted by its wholly-owned subsidiary, Merchants & Farmers Bank (the Bank) with operations in Donalsonville, Georgia. The Bank provides a full range of banking services to individual and corporate customers in its primary market area of Seminole County and surrounding counties. The Company and the Bank are subject to the regulations of certain Federal and state agencies and are periodically examined by those regulatory agencies.

            The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ from those estimates.

            The principles which significantly affect the determination of financial position, results of operations and cash flows are summarized below.

          Cash and Cash Equivalents

            For purposes of reporting cash flows, cash and due from banks includes cash on hand and amounts due from banks (including cash items in process of clearing). Cash flows from loans originated by the Bank, deposits, interest-bearing deposits and Federal funds purchased and sold are reported net.

            The Bank maintains amounts due from banks which, at times, may exceed Federally insured limits. The Bank has not experienced any losses in such accounts.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Securities Available for Sale

            Securities classified as available for sale are those debt securities that the Bank intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank's assets and liabilities, liquidity needs, regulatory capital considerations and other similar factors. Securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in stockholders' equity, net of the related deferred tax effect. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

          Securities Held to Maturity

            Securities classified as held to maturity are those debt securities the Bank has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. These securities are carried at cost adjusted for amortization of premium and accretion of discount, computed by the interest method over their contractual lives. The sale of a security within three months of its maturity date or after collection of at least 85 percent of the principal outstanding at the time the security was acquired is considered a maturity for purposes of classification and disclosure.

            A decline in the fair value below cost of any available for sale or held to maturity security that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

          Loans and Interest Income

            Loans are stated at principal amounts outstanding less unearned income and the allowance for loan losses. Interest income on loans is credited to income based on the principal amount outstanding at the respective rate of interest except for add on interest on certain instalment loans for which interest is recognized on the sum-of-the-months method.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Loans and Interest Income (Continued)

            Accrual of interest income is discontinued on loans when, in the opinion of management, collection of such interest income becomes doubtful. When a loan is placed on nonaccrual status, all interest previously accrued but not collected is reversed against current interest income. Accrual of interest on such loans is resumed when, in management's judgment, the collection of interest and principal becomes probable.

            Fees on loans and costs incurred in origination of loans are recognized at the time the loan is placed on the books. Because loan fees are not significant and the majority of loans have maturities of one year or less, the results on operations are not materially different than the results which would be obtained by accounting for loan fees and costs in accordance with generally accepted accounting principles.

            The allowance for loan losses is established through a provision for loan losses charged to expense. Loans are charged against the allowance for loan losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing loans that may become uncollectible, based on evaluation of the collectibility of loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans and current economic conditions that may affect the borrower's ability to pay. Certain estimates are susceptible to change in the near term. Such estimates include the creditworthiness of significant borrowers and the collateral value of delinquent loans. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses, and may require the Bank to record additions to the allowance based on their judgment about information available to them at the time of their examinations.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Loans and Interest Income (Continued)

            Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement. Accrual of interest on an impaired loan is discontinued when management believes, after considering collection efforts and other factors, that the borrower's financial condition is such that collection of interest is doubtful. Cash collections on impaired loans are credited to the loans receivable balance, and no interest income is recognized on those loans until the principal balance has been collected.

          Premises and Equipment

            Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the following estimated useful lives:


                                                                     Years
                                                                   ---------
               Buildings and improvements                            15-40
               Furniture and equipment                                5-7

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Other Real Estate Owned

            Other real estate owned (OREO) represents properties acquired through foreclosure or other proceedings. OREO is held for sale and is recorded at the lower of the recorded amount of the loan or fair value of the properties less estimated costs of disposal. Any write-down to fair value at the time of transfer to OREO is charged to the allowance for loan losses. Property is evaluated regularly to ensure the recorded amount is supported by its current fair value and valuation allowances to reduce the carrying amount to fair value less estimated costs to dispose are recorded as necessary. Subsequent decreases in fair value and increases in fair value, up to the value established at foreclosure, are recognized as charges or credits to noninterest expense. OREO is reported net of allowance for losses in the Bank's financial statements.

          Intangible Assets

            Intangible assets, arising from excess of purchase price over net assets acquired upon purchase of the subsidiary bank, are being amortized on the straight-line method over various periods not exceeding 17 years.

          Income Taxes

            Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws on the date of enactment.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Fair Value of Financial Instruments

            Financial Accounting Standards Board Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

            The following methods and assumptions were used by the Bank in estimating the fair value of its financial instruments:

              Carrying amounts approximate fair values for the following instruments:

                 Cash and due from banks
                 Federal funds sold
                 Securities available for sale
                 Variable rate loans that reprice frequently
                 Variable rate money market accounts
                 Variable rate certificates of deposit
                 Short-term borrowing
                 Accrued interest receivable
                 Accrued interest payable

            Quoted market prices, where available, or if not available, based on quoted market prices of comparable instruments for the following instruments:

              Securities held to maturity
              Notes payable and other borrowing

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Fair Value of Financial Instruments (Continued)

             Discounted cash flows using interest rates currently being offered on instruments with similar terms and with similar credit quality:

               All loans except variable rate loans described above Fixed rate certificates of deposit

             Commitments to extend credit and standby letters of credit are not recorded until such commitments are funded. The value of these commitments are the fees charged to enter into such agreements. These commitments do not represent a significant value to the Company until such commitments are funded. The Bank has determined that such instruments do not have a distinguishable fair value and no fair value has been assigned to these instruments.

          Earnings Per Share

            Earnings per share are calculated on the basis of the weighted average number of shares outstanding.


NOTE 2.   INVESTMENTS IN SECURITIES

          Effective January 1, 1994, the Bank adopted Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Upon adoption, the Bank transferred $6,943,912 from securities being held to maturity to securities available for sale. The securities available for sale were marked to fair value resulting in a net unrealized gain of $221,662 which was included in stockholders' equity at $146,297 net of related taxes of $75,365.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 2.   INVESTMENTS IN SECURITIES (Continued)

          The amortized cost and approximate fair values of investments in securities at December 31, 1995 and 1994 were as follows:


                                                                             Gross               Gross
                                                        Amortized          Unrealized         Unrealized           Fair
                                                          Cost               Gains              Losses             Value
                                                      ------------         ---------         -----------        ----------
            Securities Available for Sale
              December 31, 1995:
                U. S. Government and
                  agency securities                   $  3,151,995         $  49,091         $  (11,733)        $3,189,353
                Mortgage-backed securities               3,366,942            46,501             (6,872)         3,406,571
                                                      ------------         ---------         -----------        ----------
                                                      $  6,518,937         $  95,592         $  (18,605)        $6,595,924
                                                      ============         =========         ===========        ==========

              December 31, 1994:
                U. S. Government and
                 agency securities                    $  4,457,454         $  24,508         $   (25,373)       $4,456,589
                Mortgage-backed securities               2,861,386               773            (158,994)        2,703,165
                                                      ------------         ---------         ------------       ----------
                                                      $  7,318,840         $  25,281         $  (184,367)       $7,159,754
                                                      ============         =========         ============       ==========
            Securities Held to Maturity
              December 31, 1995:
                U. S. Government and
                  agency securities                   $     58,534         $     986         $        -         $   59,520
                State and municipal securities           4,159,101            78,436             (40,757)        4,196,780
                Mortgage-backed securities               1,702,487            10,243             (10,061)        1,702,669
                                                      ------------         ---------         ------------       ----------
                                                      $  5,920,122         $  89,665         $   (50,818)       $5,958,969
                                                      ============         =========         ============       ==========
              December 31, 1994:
                U. S. Government and
                 agency securities                    $     61,610         $      -          $      (416)       $   61,194
                State and municipal securities           3,317,640             4,213            (189,117)        3,132,736
                Mortgage-backed securities               2,090,543                -             (101,451)        1,989,092
                                                      ------------         ---------         ------------       ----------
                                                      $  5,469,793         $   4,213         $  (290,984)       $5,183,022
                                                      ============         =========         ============       ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 2.   INVESTMENTS IN SECURITIES (Continued)

          Proceeds from sales of securities available for sale during 1995 were $2,807,453. Gross gains of $23,788 and gross losses of $6,573 were realized on those sales.

          Proceeds from sales of securities available for sale during 1994 were $1,005,156. Gross gains of $5,453 were realized on those sales.

          The amortized cost and fair value of securities as of December 31, 1995 by contractual maturity are shown below. Maturities may differ from contractual maturities in mortgage-backed securities because the mortgages underlying the securities may be called or prepaid without penalty. Therefore, these securities are not included in the maturity categories in the following maturity summary.

                                                       Securities Available for Sale       Securities Held to Maturity
                                                      -------------------------------     ------------------------------
                                                        Amortized            Fair           Amortized           Fair
                                                          Cost              Value             Cost             Value
                                                      -------------     -------------     ------------     -------------

            Due in one year or less                   $  1,049,714      $  1,061,891      $    108,535     $    109,520
            Due from one year to five years                733,339           735,269         1,046,960        1,068,077
            Due from five to ten years                     888,135           907,180         2,497,140        2,524,726
            Due after ten years                            480,807           485,013           565,000          553,977
            Mortgage-backed securities                   3,366,942         3,406,571         1,702,487        1,702,669
                                                      -------------     -------------     -------------    -------------
                                                      $  6,518,937      $  6,595,924      $  5,920,122     $  5,958,969
                                                      =============     =============     =============    =============

          Securities with a par value of $9,244,000 and $5,515,000 at December 31, 1995 and 1994, respectively, were pledged to secure public deposits and for other purposes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 3.   LOANS AND ALLOWANCE FOR LOAN LOSSES

          The composition of loans is summarized as follows:

                                                                                                        December 31,
                                                                                                 ---------------------------
                                                                                                     1995            1994
                                                                                                 -----------     -----------
                     Commercial and financial                                                    $   560,977     $   758,985
                     Agricultural                                                                  3,176,872       3,031,939
                     Real estate - mortgage, farmland                                              4,834,805       3,804,923
                     Real estate - mortgage, other                                                 9,412,621       8,138,836
                     Consumer instalment, net of unearned interest                                 5,983,729       4,800,111
                     Other                                                                           241,991         274,995
                                                                                                 ------------    ------------
                                                                                                  24,210,995      20,809,789
                     Allowance for loan losses                                                      (300,000)       (250,000)
                                                                                                 ------------    ------------
                     Loans, net                                                                  $23,910,995     $20,559,789
                                                                                                 ============    ============

          At December 31, 1995, the Bank had no loans which were considered to be impaired.

          Loans on which the accrual of interest had been discontinued or reduced amounted to $7,563 at December 31, 1994. There were no nonaccruing loans at December 31, 1995. There was no significant reduction in interest income associated with nonaccrual loans.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 3.   LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

          At December 31, 1995, executive officers and directors, and companies in which they have a 10 percent or more beneficial ownership, were indebted to the Company in the aggregate amount of $1,711,776. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan involved. Following is a summary of transactions:

                                                                                           December 31,
                                                                                 ------------------------------
                                                                                      1995           1994
                                                                                 -------------    -------------
                     Balance, beginning of year                                  $  1,001,189     $    800,857
                       Advances                                                     1,726,636        1,060,820
                       Repayments                                                  (1,016,049)        (860,488)
                                                                                 -------------    -------------
                     Balance, end of year                                        $  1,711,776     $  1,001,189
                                                                                 =============    =============

          Changes in the allowance for loan losses are as follows:

                                                                                           December 31,
                                                                                 ------------------------------
                                                                                      1995             1994
                                                                                 -------------    -------------
                      Balance, beginning of year                                 $    250,000     $    240,744
                        Provision charged to operations                                57,699           17,309
                        Loans charged off                                             (12,856)         (30,065)
                        Recoveries                                                      5,157           22,012
                                                                                 -------------    -------------
                      Balance, end of year                                       $    300,000     $    250,000
                                                                                 =============    =============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 4.   PREMISES AND EQUIPMENT, NET

          Major classifications of these assets are summarized as follows:


                                                                                  December 31,
                                                                         -----------------------------
                                                                             1995             1994
                                                                         ------------     ------------
                     Land                                                $    86,986      $    86,986
                     Buildings                                               897,725          897,725
                     Equipment                                               839,586          774,366
                     Leasehold improvements                                   35,039           35,039
                                                                         ------------     ------------
                                                                           1,859,336        1,794,116
                     Accumulated depreciation                               (864,205)        (795,018)
                                                                         ------------     ------------
                                                                         $   995,131      $   999,098
                                                                         ============     ============

          Depreciation expense for the years ended December 31, 1995 and 1994 was $69,187 and $80,864, respectively.


NOTE 5.   FEDERAL HOME LOAN BANK ADVANCES

          Federal Home Loan Bank advances consisted of the following at December 31, 1995:

                      Federal Home Loan Bank, principal due July 12,1996,                      $   500,000
                       interest due monthly at Federal Home Loan Bank daily
                       rate, collateralized by investment securities.
                      Federal Home Loan Bank, principal due March 21, 2002,                      1,000,000
                       interest due monthly at LIBOR plus twenty-five basis
                       points, collateralized by investment securities.
                      Federal Home Loan Bank, principal due June 5, 2005,                          500,000
                       interest due monthly at 6.48%, collateralized
                        by investment securities.
                                                                                               -----------
                                                                                               $ 2,000,000
                                                                                               ===========

          At December 31, 1995, the Bank had pledged securities with a market value of $2,336,414 to secure the advances.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 5.   FEDERAL HOME LOAN BANK ADVANCES (Continued)

          Aggregate maturities on Federal Home Loan Bank advances at December 31, 1995 are as follows:

              1996                                                $   500,000
              1997                                                         -
              1998                                                         -
              1999                                                         -
              2000                                                         -
              Later years                                           1,500,000
                                                                  ------------
                                                                  $ 2,000,000
                                                                  ============

NOTE 6.   NOTE PAYABLE

          Note payable consisted of the following:

                                                                                            December 31,
                                                                                -----------------------------------
                                                                                    1995                   1994
                                                                                ------------           ------------
            The Bankers Bank - principal due in 10 annual                       $ 1,200,000            $ 1,350,000
              instalments of $150,000 each beginning                            ============           ============
              December 31, 1994, interest at prime minus
              50 basis points due quarterly, collateralized
              by stock in the subsidiary bank.

          Aggregate maturities on note payable at December 31, 1995 are as follows:

              1996                                                               $   150,000
              1997                                                                   150,000
              1998                                                                   150,000
              1999                                                                   150,000
              2000                                                                   150,000
              Later years                                                            450,000
                                                                                 ------------
                                                                                 $ 1,200,000
                                                                                 ============

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 7.   EMPLOYEE BENEFIT PLANS

          The Bank has a 401K profit-sharing plan covering all employees, subject to certain minimum age and service requirements. The amount of the contribution is at the discretion of the Bank's Board of Directors, and is based on a percentage of individual employee salaries, not to excess the amount allowable under the Internal Revenue Code. The contribution was $39,740 and $36,336 for the years ended December 31, 1995 and 1994, respectively.

          The Bank has a noncontributory pension plan covering substantially all of its employees. No contributions were made during 1995 or 1994 because the plan was fully funded. The Bank has filed an application with the Internal Revenue Service for a determination letter that the plan is qualified and that the termination will be qualified under the Internal Revenue Code. Based on calculations by actuaries, the present value of all accrued benefits as of October 1, 1995 was $165,334 on a plan termination basis. The market value of the plan assets on October 1, 1995 was reported as $222,085, which amount was more than sufficient to cover the termination liability. On December 11, 1995, the plan assets were transferred to a Merchants & Farmers Bank certificate of deposit in the amount of $230,308, pending final settlement of termination benefits to participants covered by the plan.


NOTE 8.   INCOME TAXES

          The total income taxes in the consolidated statements of income are as follows:

                                                       Year Ended December 31,
                                                      -------------------------
                                                         1995           1994
                                                      ----------     ----------

            Current                                   $ 160,948      $ 136,966
            Deferred                                     (9,899)        (3,236)
                                                      ----------     ----------
                                                      $ 151,049      $ 133,730
                                                      ==========     ==========

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


================================================================================


NOTE 8.   INCOME TAXES (Continued)

          The Company's provision for income taxes differs from the amounts computed by applying the Federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

                                                                                                  December 31,
                                                                              -----------------------------------------------------
                                                                                       1995                         1994
                                                                              ------------------------     ------------------------
                                                                                Amount       Percent         Amount       Percent
                                                                              ----------   -----------     ----------   -----------
            Tax provision at statutory rate                                   $ 209,321          34 %      $ 196,473          34 %
            Increase (decrease) resulting from:
               Tax-exempt interest                                              (56,674)         (9)         (60,608)        (10)
               Amortization                                                      (2,343)          -           (4,348)         (1)
               Other items, net                                                     745           -            2,213           -
                                                                              ----------   -----------     ----------   -----------
            Provision for income taxes                                        $ 151,049          25 %      $ 133,730          23 %
                                                                              ==========   ===========     ==========   ===========

          Net deferred income tax assets of $35,057 and $105,423 at December 31, 1995 and 1994, respectively, are included in other assets. The components of deferred income taxes are as follows:

                                                                                                       December 31,
                                                                                                -------------------------
                                                                                                   1995           1994
                                                                                                ----------     ----------

             Deferred tax assets:
               Loan loss reserve                                                                $  73,602      $  53,983
               Unrealized loss on securities available for sale                                        -          54,089
                                                                                                ----------     ----------
                                                                                                   73,602        108,072
                                                                                                ----------     ----------

             Deferred tax liabilities:
               Depreciation                                                                        12,369          2,649
               Unrealized gain on securities available for sale                                    26,176             -
                                                                                                ----------     ---------
                                                                                                   38,545          2,649
                                                                                                ----------     ----------
             Net deferred tax assets                                                            $  35,057      $ 105,423
                                                                                                ==========     ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================

NOTE 9.   COMMITMENTS AND CONTINGENT LIABILITIES

          In the normal course of business, the Bank has entered into off-balance-sheet financial instruments which are not reflected in the financial statements. These financial instruments include commitments to extend credit and standby letters of credit. Such financial instruments are included in the financial statements when funds are disbursed or the instruments become payable. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

          The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit and collateral policies for these off-balance- sheet financial instruments as it does for on-balance-sheet financial instruments. A summary of the Bank's commitments is as follows:

                                                              December 31,
                                                         -----------------------
                                                             1995        1994
                                                         ----------   ----------
            Commitments to extend credit                 $2,703,977   $2,428,067
            Standby letters of credit                        11,400       40,000
                                                         ----------   ----------
                                                         $2,715,377   $2,468,067
                                                         ==========   ==========

          Commitments to extend credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The credit risk involved in issuing these financial instruments is essentially the same as that involved in extending loans to customers. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include real estate and improvements, marketable securities, accounts receivable, crops, livestock, inventory, equipment and personal property.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

          Credit card commitments are unsecured.

          Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above and is required in instances which the Bank deems necessary.

          In the normal course of business, the Bank is involved in various legal proceedings. In the opinion of management and counsel for the Bank, any liability resulting from such proceedings would not have a material adverse effect on the Bank's financial statements.


NOTE 10.  CONCENTRATIONS OF CREDIT

          The Bank makes agricultural, agribusiness, commercial, residential and consumer loans to customers primarily in Seminole County.

          A substantial portion of the Bank's customers' abilities to honor their contracts is dependent on the business economy in Donalsonville, Georgia and surrounding areas.

          Although the Bank's loan portfolio is diversified, there is a relationship in this region between the agricultural economy and the economic performance of loans made to nonagricultural customers. The Bank's lending policies for agricultural and nonagricultural customers require loans to be well-collateralized and supported by cash flows. Collateral for agricultural loans include equipment, crops, livestock and land. Credit losses from loans related to the agricultural economy is taken into consideration by management in determining the allowance for loan losses.

          A substantial portion of the Bank's loans are secured by real estate in the Bank's primary market area. In addition, a substantial portion of the real estate owned is located in those same markets. Accordingly, the ultimate collectibility of a substantial portion of the Bank's loan portfolio and the recovery of a substantial portion of the carrying amount of real estate owned are susceptible to changes in market conditions in the Bank's primary market area.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 10.  CONCENTRATIONS OF CREDIT (Continued)

          The concentrations of credit by type of loan are set forth in Note 3. Significant concentrations of credit risk that are not evident from the summary in Note 3 include:

           The Bank has a concentration of funds on deposit at its primary Correspondent Bank at December 31, 1995, as follows:

              Noninterest-bearing accounts                            $  951,215
              Federal funds sold                                       4,220,000
                                                                      ----------
                                                                      $5,171,215
                                                                      ==========

NOTE 11.  STOCKHOLDERS' EQUITY

          The primary source of funds available to the Parent Company is the payment of dividends by the subsidiary. Banking regulations limit the amount of dividends that may be paid without prior approval of the Bank's regulatory agency. Approximately $283,000 are available to be paid as dividends by the bank subsidiary at December 31, 1995.

          Banking regulations also require the Bank to maintain minimum capital levels in relation to Bank assets. At December 31, 1995, the Company's capital ratios were considered adequate based on regulatory minimum capital requirements. The minimum capital requirements and the actual capital ratios for the Bank at December 31, 1995 are as follows:


                                                                     Regulatory
                                                          Actual     Requirement
                                                        ---------   ------------
            Leverage capital ratio                        9.01 %        4.00 %
            Risk based capital ratios:
                  Core capital                           14.07 %        4.00 %
                  Total capital                          15.18 %        8.00 %

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 12.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

          The carrying value and estimated fair values of the Company's financial instruments at December 31, 1995 are as follows:


                                                      Carrying        Fair
                                                        Value         Value
                                                    ------------  ------------
           Financial assets:

             Cash and short-term investments        $  5,860,491  $  5,860,491
                                                    ============  ============

             Investment securities                  $ 12,516,046  $ 12,554,893
                                                    ============  ============

             Loans                                  $ 24,210,995  $ 24,104,000
             Less allowance for loan losses             (300,000)           -
                                                    ------------  ------------
                                                    $ 23,910,995  $ 24,104,000
                                                    ============  ============
           Financial liabilities:
             Noninterest-bearing demand             $  5,026,010  $  5,026,010
             Interest-bearing demand                  10,016,868    10,016,868
             Savings                                   2,146,155     2,146,155
             Time deposits                            21,034,985    21,886,000
                                                    ------------  ------------
                                                    $ 38,224,018  $ 39,075,033
                                                    ============  ============

           Long-term debt                           $  1,200,000  $  1,200,000
                                                    ============  ============

           Federal Home Loan Bank advances          $  2,000,000  $  2,000,000
                                                    ============  ============

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 13.  CONDENSED FINANCIAL INFORMATION ON M & F FINANCIAL
          CORPORATION (PARENT COMPANY ONLY)

                            CONDENSED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                             1995       1994
                                                          ---------- ----------
          Assets
            Cash                                          $  115,459 $   39,406
            Due from subsidiary bank                             -       18,352
            Other assets                                       1,175      2,375
            Goodwill                                         351,952    393,608
            Investment in subsidiary bank, at equity       3,851,696  3,379,398
            Real estate owned                                 29,350     29,350
            Improvements, net of depreciation of $30,174
              and $26,760                                      4,775      8,279
                                                          ---------- ----------
                                                          $4,354,407 $3,870,768
                                                          ========== ==========
          Liabilities and Stockholders' Equity

          Liabilities
            Note payable                                  $1,200,000 $1,350,000
            Accrued income taxes payable                      13,231         -
                                                          ---------- ----------
                                                           1,213,231  1,350,000
                                                          ---------- ----------
          Stockholders' equity
            Common stock, $1 par value per share;
             5,000,000 shares authorized; 1,228,609
             shares issued                                 1,228,609  1,228,609
          Retained earnings                                2,135,433  1,670,833
          Unrealized gains (losses) on securities
             available for sale, net of taxes                 50,811   (104,997)
                                                          ---------- ----------
                                                           3,414,853  2,794,445
          Less cost of treasury stock, 142,540 shares        273,677    273,677
                                                          ---------- ----------
                                                           3,141,176  2,520,768
                                                          ---------- ----------

                                                          $4,354,407 $3,870,768
                                                          ========== ==========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 13.  CONDENSED FINANCIAL INFORMATION ON M & F FINANCIAL
          CORPORATION (PARENT COMPANY ONLY) (Continued)

                         CONDENSED STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                              1995        1994
                                                          ----------   ---------
         Income
            Dividends from subsidiary bank                 $ 250,000   $ 176,345
            Interest                                           6,682       2,383
            Rents                                             14,700      14,700
                                                           ---------   ---------
                     Total income                            271,382     193,428
                                                           ---------   ---------

          Expense
            Amortization                                      41,656      41,656
            Interest                                         114,007      80,038
            Miscellaneous                                     21,830      29,382
                                                           ---------   ---------
                     Total expenses                          177,493     151,076
                                                           ---------   ---------

                     Income before income tax benefits
                       and equity in undistributed net
                       income of subsidiary bank              93,889      42,352

          Income tax benefits                                 54,221      48,117
                                                           ---------   ---------

                     Income before equity in undistributed
                       net income of subsidiary bank         148,110      90,469

          Equity in undistributed net income of
           subsidiary bank                                   316,490     353,662
                                                           ---------   ---------

                     Net income                            $ 464,600   $ 444,131
                                                           =========   =========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


NOTE 13.  CONDENSED FINANCIAL INFORMATION ON M & F FINANCIAL
          CORPORATION (PARENT COMPANY ONLY) (Continued)

                       CONDENSED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                       1995            1994
                                                    ----------      ----------
          CASH FLOWS FROM OPERATING ACTIVITIES
            Net income                              $  464,600      $  444,131
                                                    ----------      ----------
            Adjustments to reconcile net income
              to net cash provided by operating
              activities:
              Depreciation                               3,504           3,504
              Amortization                              41,656          41,656
              Undistributed earnings of subsidiary    (316,490)       (353,662)
              Increase (decrease) in income taxes
                payable                                 31,583         (25,220)
              Decrease in interest payable                 -            (5,003)
              Other prepaids, deferrals and
                accruals, net                            1,200           1,199
                                                    ----------      ----------
                      Total adjustments               (238,547)       (337,526)
                                                    ----------      ----------
                      Net cash provided by
                       operating activities            226,053         106,605
                                                    ----------      ----------

          CASH FLOWS FROM INVESTING ACTIVITIES
            Purchase of stock in subsidiary               -           (574,788)
                                                    ----------      ----------
                      Net cash used in investing
                       activities                         -           (574,788)
                                                    ----------      ----------

          CASH FLOWS FROM FINANCING ACTIVITIES
            Proceeds from long-term debt                  -          1,500,000
            Repayment of long-term debt               (150,000)     (1,042,800)
                                                    ----------      ----------

                  Net cash provided by (used in)
                   financing activities               (150,000)        457,200
                                                    ----------      ----------

          Net increase (decrease) in cash               76,053         (10,983)

          Cash at beginning of year                     39,406          50,389
                                                    ----------      ----------

          Cash at end of year                       $  115,459      $   39,406
                                                    ==========      ==========

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ABC BANCORP



                                       By: /s/ W. Edwin Lane, Jr.
                                           ------------------------------------
                                           Name:   W. Edwin Lane, Jr.
                                           Title:  Vice President and CFO


Dated: January 14, 1997

                                 EXHIBIT INDEX


Exhibit No.              Exhibit Description
-----------              -------------------

Exhibit 2.1 Merger Agreement (incorporated by reference to Exhibit 10.13 to ABC's Registration on Form S-4 (Registration No. 333-14649), filed with the Commission on October 23, 1996).

Exhibit 10.1 Noncompetition Agreement, John C. Mosely*

*  Contained as an exhibit to the Merger Agreement